UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
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GeoEye, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GeoEye, Inc.
21700 Atlantic Blvd.
Dulles, VA 20166

May 2, 2008

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of GeoEye, Inc. to be held at the Sheraton Reston Hotel, 11810 Sunrise Valley Drive, Reston, Virginia 20191, on June 5, 2008 at 9:00 a.m. Eastern Standard Time.

This booklet includes the notice of the meeting and the Proxy Statement, which contains information about the Board of Directors and its committees and personal information about each of the nominees for the Board of Directors. Other matters on which action is expected to be taken during the meeting are also described.

If you plan to attend the meeting in person, please follow the advance registration instructions in the back of this Proxy Statement which will expedite your admission to the meeting. Whether or not you plan to attend the annual meeting in person, it is important that you complete, sign, date and promptly return the enclosed proxy card.

It is important that your shares are represented at the meeting, whether or not you are able to attend personally. Accordingly, we urge you to vote your shares at your earliest convenience.

On behalf of the Board of Directors, thank you for your continued support of the Company. I look forward to greeting as many of our stockholders as possible at the annual meeting.

LT. GEN. JAMES A. ABRAHAMSON, USAF (RET.)
Chairman of the Board

YOUR VOTE IS IMPORTANT.

PLEASE PROMPTLY SUBMIT YOUR PROXY BY MAIL.

GeoEye, Inc.
21700 Atlantic Blvd.
Dulles, VA 20166

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 5, 2008

To the Stockholders of
GeoEye, Inc.

The annual meeting of stockholders of GeoEye, Inc. will be held at the Sheraton Reston Hotel, 11810 Sunrise Valley Drive, Reston, Virginia 20191, on June 5, 2008 at 9:00 a.m. Eastern Standard Time, for the following purposes:

1. To elect 9 directors for a term of 1 year, and until their successors are duly elected and qualified;

2. To adopt the GeoEye, Inc. 2008 Employee Stock Purchase Plan;

3. To ratify the selection of BDO Seidman, LLP as the company’s independent registered public accounting firm for 2008; and

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on April 7, 2008 as the record date for determining stockholders entitled to notice of, and to vote at, this meeting.

You are cordially invited to attend the meeting in person. Whether or not you plan to attend the annual meeting in person, it is important that you complete, sign, date and promptly return the enclosed proxy card or that you give your proxy by the manner established by your broker, i.e via the internet or telephone. Submitting your proxy early by any of these methods will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.

By Authorization of the Board of Directors

WILLIAM L. WARREN
Senior Vice President, General Counsel and
Corporate Secretary

May 2, 2008

TABLE OF CONTENTS

Notice of 2008 Annual Meeting of Stockholders
Proxy Statement	1
About the 2008 Annual Meeting of Stockholders	2
PROPOSAL 1: Election of Directors	4
General Information:	7
• Board of Directors	7
• Standing Committees, Board Organization, and Director Nominations	7
• Director Remuneration	11
• Audit Committee Report	11
• Executive Officers who are not Directors	12
• Security Ownership of Certain Beneficial Owners and Management	15
• Compliance with Section 16(a) of the Exchange Act	17
• Certain Relationships and Related Transactions	17
• Executive Compensation — Compensation Discussion and Analysis	17
• Compensation Committee Report on Executive Compensation	23
Executive Compensation Disclosure Tables
• Summary Compensation	24
• 2007 All Other Compensation	25
• 2007 Perquisites	26
• 2007 Grants of Plan-Based Awards	26
• 2007 Outstanding Equity Awards at Fiscal Year End	28
• 2007 Option Exercises and Stock Vested	29
• 2007 Potential Payments Upon Termination Without Cause	30
• 2007 Potential Payments Upon Change In Control	31
• 2007 Director Compensation	32
• Equity Compensation Plan Information	32
• Employment Agreements and Change In Control Agreements	33
• Interest of Certain Persons in Matters to be Acted On	35
• Code of Business Conduct and Ethics	35
PROPOSAL 2: Approval of GeoEye Inc. 2008 Employee Stock Purchase Plan	36
• Introduction	36
• Summary of 2008 Plan	36
PROPOSAL 3: Approval of Appointment of Independent Registered Public Accounting Firm	40
• Independent Public Accountants’ Fees	41
• Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services	41
OTHER BUSINESS	41
• Advance Registration Form	43
APPENDIX 1: Audit Committee Charter, revised November 1, 2007	A-1
APPENDIX 2: Compensation Committee Charter, revised November 1, 2007	A-5
APPENDIX 3: Nominating and Governance Committee Charter, revised November 1, 2007	A-7
APPENDIX 4: GeoEye, Inc. 2008 Employee Stock Purchase Plan	A-10

GeoEye, Inc.
21700 Atlantic Blvd.
Dulles, VA 20166

PROXY STATEMENT

This Proxy Statement and the accompanying proxy card are being mailed to stockholders beginning on or about May 5, 2008. They are furnished in connection with the solicitation by the Board of Directors (the “Board”) of GeoEye, Inc. (the “Company”) of proxies from the holders of the Company’s common stock, par value $0.01 per share (the “Common Stock”), for use at the 2008 annual meeting of stockholders (the “Annual Meeting”) to be held at the time and place and for the purposes set forth in the accompanying notice. The Company will pay all costs of soliciting proxies. The Company will also reimburse brokers or other persons holding stock in their names or in the names of their nominees for their reasonable expenses in forwarding proxy material to beneficial owners of such stock.

All duly executed proxies received prior to the Annual Meeting will be voted in accordance with the choices specified thereon. As to any matter for which no choice has been specified in a duly executed proxy, the shares represented thereby will be voted (1) FOR the election of the nominees for director named on pages 4 through 6, (2) FOR the approval of the GeoEye, Inc. 2008 Employee Stock Purchase Plan, (3) FOR the ratification of the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for 2008, and (4) at the discretion of the persons named in the proxy, in connection with any other business, that may properly come before the Annual Meeting. See “Other Business” on page 41 for information concerning the voting of proxies if other matters are properly brought before the Annual Meeting. A stockholder giving a proxy may revoke it at any time before it is voted at the Annual Meeting by filing with the Corporate Secretary an instrument revoking it, by delivering a duly executed proxy bearing a later date or by appearing at the Annual Meeting and voting in person.

Stockholders of record at the close of business on April 7, 2008 will be eligible to vote at the meeting. Our voting securities consist of our Common Stock, of which 17,970,174 shares were outstanding on April 7, 2008. Each share outstanding on the record date entitles the holder to one vote on each matter submitted to a vote of stockholders. Cumulative voting is not permitted. The requirement for a quorum at the Annual Meeting is the presence in person or by proxy of holders of a majority of the issued and outstanding shares of Common Stock.

In addition to voting in person at the Annual Meeting, stockholders of record may vote by proxy by mailing their signed proxy cards. If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Certain of these institutions offer telephone voting.

A broker non-vote occurs when a broker submits a proxy card with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Abstentions, shares with respect to which authority is withheld, and broker non-votes that are voted on any matter, are included in determining whether a quorum is present. Abstentions are treated as shares that are present and entitled to vote for purposes of determining the outcome of any matter submitted to the stockholders for a vote. Abstentions, however, do not constitute a vote “for” or “against” any matter, and thus will be disregarded in the calculation of a plurality of “votes cast”. Votes are counted, and the count is certified, by an inspector of elections. Information regarding the vote required for approval of particular matters is set forth in the discussion of those matters appearing elsewhere in this Proxy Statement.

The Annual Report to Stockholders, which includes financial statements of the Company for the year ended December 31, 2007, has been mailed to all stockholders entitled to vote at the Annual Meeting on or before the date of mailing this Proxy Statement. The Securities and Exchange Commission (“SEC”) permits a single set of annual reports and proxy statements to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as “householding”, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.

As a result, if you hold your shares through a broker and reside at an address at which two or more stockholders reside, you will likely be receiving only one annual report and proxy statement unless any stockholder at that address has given the broker contrary instructions. However, if any such beneficial stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, that stockholder should contact his or her broker or send a request to the Company’s corporate secretary at the Company’s principal executive offices, 21700 Atlantic Blvd., Dulles, Virginia, telephone number (703) 480-7500. The Company will deliver, promptly, upon a written or oral request to the corporate secretary, a separate copy of the 2006 Annual Report and this Proxy Statement to a beneficial stockholder at a shared address to which a single copy of the documents was delivered. The Annual Report is not a part of the proxy solicitation material.

Attendance at the Annual Meeting is limited to the Company’s stockholders or their designated representative or proxy, members of their immediate family and the Company’s employees and guests. In order to attend as a stockholder or immediate family member, you or your family member must be a stockholder of record as of April 7, 2008, or you must provide a copy of a brokerage statement or other evidence of beneficial ownership showing ownership of Common Stock on April 7, 2008. If you, or your designated representative or proxy, plan to attend the Annual Meeting, please follow the advance registration instructions in the back of this Proxy Statement which will expedite your admission to the Annual Meeting.

ABOUT THE 2008 ANNUAL MEETING OF STOCKHOLDERS

WHEN AND WHERE IS THE ANNUAL MEETING?

The Annual Meeting will be held at the Sheraton Reston Hotel, 11810 Sunrise Valley Drive, Reston, Virginia 20191, on June 5, 2008 at 9:00 a.m. Eastern Standard Time.

WHAT AM I VOTING ON?

You will be voting on the following:

•	To elect all members of the Board;

•	To adopt the GeoEye, Inc. 2008 Employee Stock Purchase Plan;

•	To ratify the selection of BDO Seidman, LLP as the Company’s independent registered public accounting firm for 2008; and

•	To transact any other business properly coming before the Annual Meeting.

WHO IS ENTITLED TO VOTE?

You may vote if you owned shares of the Company’s Common Stock as of the close of business on April 7, 2008. Each share of Common Stock is entitled to one vote. As of April 7, 2008, we had 17,970,174 shares of Common Stock outstanding.

HOW DO I VOTE BEFORE THE MEETING?

If you are a registered stockholder, meaning that you hold your shares in certificate form or through an account with our transfer agent, BNY Mellon, you may vote by mail, by completing, signing and returning the enclosed proxy card.

If you hold your shares through an account with a bank or broker, your ability to vote by telephone depends on their voting procedures. Please follow the directions that your bank or broker provides.

MAY I VOTE AT THE ANNUAL MEETING?

You may vote your shares at the Annual Meeting if you attend in person. If you hold your shares through an account with a bank or broker, you must obtain a legal proxy from the bank or broker in order to vote at the Annual Meeting. A legal proxy is an authorization from your bank or broker to vote the shares it holds in its name for your benefit on the records of the Company’s transfer agent. Even if you plan to attend the Annual Meeting, we encourage you to vote your shares by proxy. You may vote by proxy.

CAN I CHANGE MY MIND AFTER I VOTE?

You may change your vote at any time before the polls close at the conclusion of voting at the Annual Meeting. You may do this by (1) signing another proxy card with a later date and returning it to us before the Meeting or (2) voting at the Annual Meeting if you are a registered stockholder or have obtained a legal proxy from your bank or broker.

WHAT IF I RETURN MY PROXY CARD BUT DO NOT PROVIDE VOTING INSTRUCTIONS?

Proxies that are signed and returned but do not contain instructions will be voted (1) FOR the election of the nominees for director named on pages 4 through 6, (2) FOR the adoption of the GeoEye, Inc. 2008 Employee Stock Purchase Plan, (3) FOR ratification of the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for 2008, and (4) at the discretion of the persons named in the proxy, in connection with any other business, that may properly come before the Annual Meeting.

WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY OR INSTRUCTION FORM?

If you are a registered stockholder and do not provide a proxy, you must attend the Annual Meeting in order to vote your shares. If you hold shares through an account with a bank or broker, your shares will not be voted if you do not provide voting instructions on your instruction form.

HOW CAN I ATTEND THE MEETING?

The Annual Meeting will be held at the Sheraton Reston Hotel, 11810 Sunrise Valley Drive, Reston, Virginia 20191, on June 5, 2008 at 9:00 a.m. Eastern Standard Time. The Annual Meeting is open to all holders of GeoEye, Inc. Common Stock as of April 7, 2008. To attend the Annual Meeting, you will need to bring your legal proxy and valid picture identification. If you hold shares through an account with a bank or broker, you will need to contact your bank or broker and request a legal proxy, which will serve as your admission ticket.

MAY STOCKHOLDERS ASK QUESTIONS AT THE ANNUAL MEETING?

Yes. Representatives of the Company will answer questions of general interest at the end of the Annual Meeting.

HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?

In order for us to conduct our Annual Meeting, a majority of our issued and outstanding shares of Common Stock as of April 7, 2008 must be present in person or by proxy. This is referred to as a quorum. Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote in person or if you properly return a proxy by mail or by telephone through your broker. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the Annual Meeting.

HOW MANY VOTES ARE NEEDED TO APPROVE THE COMPANY’S PROPOSALS?

In the event that the number of nominees does not exceed the number of directors to be elected at the Annual Meeting (the situation that we anticipate), the nominees receiving the majority of votes cast will be elected as directors (i.e., the number of shares voted “For” a director must exceed the number of votes cast “Against” that director). In the event that the number of nominees exceeds the number of directors to be elected (a situation we do not anticipate), the nominees receiving the highest number of “For” votes will be elected as directors. This number is called a plurality. Abstentions and broker non-votes will have no impact on the election of directors.

The adoption of the GeoEye, Inc. 2008 Employee Stock Purchase Plan requires that a majority of the votes cast at the Annual Meeting be voted “For” the proposal. The proxy given will be voted “For” the proposal unless a properly executed proxy card is marked “Against” or “Abstain.” Abstentions are deemed to be “votes cast”, and have the same effect as a vote “Against” this proposal. Broker non-votes are not deemed to be votes cast and, therefore, have no effect on the vote with respect to this proposal. If the stockholders do not approve the GeoEye, Inc. 2008 Employee Stock Purchase Plan, it will not be implemented, but the Company reserves the right to adopt such other compensation plans and programs as it deems appropriate and in the bests interests of the Company and its stockholders.

The ratification of the appointment of BDO Seidman, LLP as the Company’s Fiscal 2008 independent registered public accounting firm requires that a majority of the votes cast at the Annual Meeting be voted “For” the proposal. The proxy given will be voted “For” the proposal unless a properly executed proxy card is marked “Against” or “Abstain.” Abstentions are deemed to be “votes cast”, and have the same effect as a vote “Against” this proposal. Broker non-votes are not deemed to be votes cast and, therefore, have no effect on the vote with respect to this proposal.

CAN STOCKHOLDERS EXERCISE DISSENTERS’ RIGHTS OF APPRAISAL WITH RESPECT TO ANY PROPOSAL AT THE MEETING?

Stockholders have no rights under Delaware law, the Company’s Certificate of Incorporation, or the Company’s Bylaws to exercise dissenters’ rights of appraisal with respect to any of the matters to be voted upon at the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board has nominated the nine people listed below under “2008 Annual Meeting Director Nominees” for election as directors at the 2008 annual meeting, each to serve until the next annual meeting of stockholders or until his or her successor is elected and qualified, or until the director’s removal or resignation. If any nominee should refuse or be unable to serve, an event which is not anticipated, the proxy will be voted for such person as shall be designated by the Board to replace such nominee or, in lieu thereof, the Board may reduce the number of directors. If a director is appointed by Board action prior to the date of this proxy statement, the director would be submitted to the stockholders for election at the 2008 annual meeting.

In accordance with the Company’s Bylaws, directors in an uncontested election, as is currently anticipated, will be elected by a majority of the votes cast with respect to such director, and directors in a contested election will be elected by a plurality of the votes cast. A stockholder may, in the manner set forth in the enclosed proxy card, instruct the proxy holder to vote that stockholder’s shares “FOR” or “AGAINST” such named nominee, or to “ABSTAIN.” Abstentions and broker non-votes will have no effect.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE
ELECTION OF EACH NOMINEE

2008 Annual Meeting Director Nominees

Each of the nominees for director has been approved by the Board, upon the recommendation of the Nominating and Governance Committee, for submission to the stockholders. All nominees for election of directors are currently serving on the Board. Set forth below is the current principal occupation (which, unless otherwise indicated, has been his principal occupation during the last five years), age (as of the date of the proxy statement) and other information for each nominee:

Lt.  General James Abrahamson, USAF (Ret) (Director) (Chairman of the Board)

Age 74, has been a member of the Board since April 1998 and has served as Chairman of the Board since November 2001. General Abrahamson has also served as Chairman of the Nominating and Governance Committee since January 2005. General Abrahamson currently serves as Chairman and Chief Executive Officer of StratCom, LLC, SkySpectrum LLC, and Sky Sentry LLC, each of which are companies associated with the development of stratospheric airships for civil and military applications. From 1992 to 1995, he served as Chairman of Oracle Corporation. He also served as Executive Vice President for Corporate Development for Hughes Aircraft Company from October 1989 to April 1992 and as President of the Transportation Sector for Hughes Aircraft Company from April 1992 to September 1992. General Abrahamson directed the Strategic Defense Initiative from April 1984 until he retired from the Air Force in January 1989 at the rank of Lieutenant General. He also directed the development of the F-16 Multi-National Fighter and served as NASA Associate Administrator for Space Flight, managing NASA’s space shuttle from its first flight through ten safe and successful missions.

Joseph M. Ahearn (Director)

Age 53, has been a member of the Board since December 2003, Chairman of the Audit Committee since January 2004 and a member of the Compensation Committee since April 2006. Mr. Ahearn currently serves as Senior Vice President for M&F Worldwide Corporation. Mr. Ahearn previously served as President of Pilgrim Advisors in White Plains, New York from January 2000 to August 2004. He also served as Managing Director of Qorval, Inc. from August 2004 to September 2005. Mr. Ahearn was a member of the firms of Touche Ross & Co. from 1981 to 1987 and Arthur Andersen & Co. from 1976 to 1980.

Martin C. Faga (Director)

Age 66, has been a member of the Board and of the Strategy and Risk Committee since August 1, 2006. Since May 2000, Mr. Faga has been a trustee on the Board of Trustees for the MITRE Corporation (“MITRE”), a non-profit organization. Mr. Faga served as President and Chief Executive Officer of MITRE from May 2000 through June 2006. Under his leadership, he directed the company’s activities, primarily the operation of three Federally Funded Research and Development Centers (FFRDCs) for the Department of Defense (“DOD”), the Federal Aviation Administration (“FAA”), and the Internal Revenue Service (“IRS”). DOD’s FFRDC activities focused on command, control, communications, and intelligence (C3I). FAA’s FFRDC activities focused on air traffic management, and the IRS’s FFRDC activities focused on enterprise modernization. Mr. Faga is also a board member of the following for-profit organizations: Alliant Techsystems and Electronic Data Systems and the following non-profit organizations: the Space Foundation and the Association of Former Intelligence Officers, a 501(c)(3) tax-exempt organization devoted to education about and support for US intelligence.

Michael F Horn, Sr. (Director)

Age 71, has been a member of the Board since December 2007, and a member of both the Audit Committee and the Strategy and Risk Committee since January 2008. Mr. Horn has more than 40 years of executive financial management, audit, and consulting experience, including 35 years with KPMG, a respected auditing and consulting firm, where he served as a partner for 28 years. He has served as an auditor and consultant for various companies dealing with the same issues that GeoEye will encounter.

Lawrence A. Hough (Director)

Age 64, has been a member of the Board since December 2003, a member of the Audit Committee since January 2004, member of the Nominating and Governance Committee since 2005, and Chairman of the Compensation Committee since April 2006. Mr. Hough currently serves as the Chairman of Stuart Mill Capital, Inc. and Goldleaf Financial Solutions, Inc. Previously he served as a director of Collegiate Finding Services Inc. and Versura, Inc. He also serves as trustee of the Community Foundations of America and as trustee of the Levine School of Music and the Shakespeare Theatre. Mr. Hough has previously served as Chairman of SynXis Corporation, President, Chairman, and Chief Executive Officer of SatoTravel, a subsidiary of Navigant International, as President and Chief Executive Officer of Sallie Mae, and as Chief Financial Officer of Hufcor. He has also served in the United States Navy as a Lieutenant.

Roberta E. Lenczowski (Director)

Age 66, has been a member of the Board and of the Strategy and Risk Committee since August 2007. From 2002 to 2004, Ms. Lenczowski served as a technical executive with the National Geospatial Agency (“NGA”). From 2004 to 2005, Ms. Lenczowski served as a west executive with NGA. After retiring in 2005, she formed Roberta E. Lenczowski Consulting, a consulting company servicing the geospatial intelligence community.

Ms. Lenczowski currently serves as a Board Director for TechniGraphics, the Leonard Wood Institute, and as an External Director for Fugro EarthData, Inc.

Matthew M. O’Connell (Director)

Age 55, has been a member of the Board since October 2001. Mr. O’Connell is GeoEye’s President and CEO. He was CEO of GeoEye’s predecessor, Orbital Imaging Corporation (“ORBIMAGE”), beginning in 2001. In January 2006, ORBIMAGE merged with Space Imaging to form GeoEye, the world’s largest operator of commercial imagery satellites. In the fall of 2006, GeoEye became the first commercial remote sensing corporation to be listed on NASDAQ. Mr. O’Connell has received numerous industry awards including being awarded, in October 2007, the U.S. Geospatial Intelligence Foundation’s (USGIF) Industry Leader award. In June 2007, Mr. O’Connell was named “Entrepreneur of the Year” by Ernst and Young for Communications in greater Washington D.C. Space News named O’Connell one of the “10 Who Made a Difference in Space in 2006” and Via Satellite Magazine named Mr. O’Connell as “One to Watch in 2007.”

Mr. O’Connell has over twenty years of experience in communications management and finance. Prior to joining GeoEye, Mr. O’Connell was a managing director at Crest Advisors, a New York-based private merchant bank that invested in and advised communications companies. Prior to that, he worked for Sony Worldwide Networks, a division of Sony Corporation specializing in radio and Internet programming, Osborn Communications Corporation, a publicly traded radio and television station operator, and Cablevision Systems Corporation, a publicly traded operator of cable television systems and programming networks. Mr. O’Connell began his career on Wall Street as a lawyer specializing in mergers and acquisitions and corporate finance.

James M. Simon, Jr. (Director)

Age 60, has been a member of the Board since November 2005, a member of the Compensation Committee since April 2006 and Chairman of the Strategy and Risk Committee since June 2006. Mr. Simon currently serves as the founding Director of the Microsoft Institute for Advanced Technology in Governments. A career C.I.A. officer, Mr. Simon was appointed by President Clinton and confirmed by the Senate in 1999 as the first Assistant Director of Central Intelligence for Administration, a position he held from January 2000 through January 2003. As deputy to the Deputy Director of Central Intelligence for Community Management, he was responsible for technology acquisition, setting policy for, and overseeing the budgets of, the 14 agencies that comprise the Intelligence Community. After the terrorist attacks of September 11, 2001, he was designated as the senior intelligence official for homeland security establishing and chairing the Homeland Security Intelligence Council. From January 2003 until January 2005, Mr. Simon served as President and CEO of a consulting and services firm, IntelligenceEnterprises, LLC.

William W. Sprague (Director)

Age 50, has been a member of the Board since 1997, and from April 2006 until December 2007, has served on both the Compensation Committee and the Strategy and Risk Committee. At the regularly scheduled January 2008 board meeting, Mr. Sprague resigned from the Strategy and Risk Committee and was elected to the Audit Committee. A Managing Director at Sanders Morris Harris, where he manages the investment banking division, Mr. Sprague was the founder and President of Crest Communications Holdings LLC, and its affiliate, Crest Advisors LLC, a private investment bank that invested in and advised middle-market companies, especially in the media and communications industries. Crest Communications Holdings LLC held Series A Preferred Stock in ORBIMAGE, our predecessor company, and received warrants as parts of our restructuring, which it sold. From 1989 to 1996, Mr. Sprague served in various positions at Smith Barney, Inc., including as a Managing Director and head of the Media and Telecommunications Group, as co-head of the Mergers and Acquisitions Group and as a senior member of Smith Barney Inc.’s high yield group. From 1985 to 1989, Mr. Sprague was a Vice President at Kidder Peabody & Co. in the High Yield/Merchant Banking Group.

GENERAL INFORMATION

Board of Directors

General

The Board is responsible for supervision of the overall affairs of the Company. The Board held 9 meetings during 2007. The Company expects each director to make every effort to attend each Board meeting, each meeting of any committee on which he or she sits, and the annual meeting of stockholders. Attendance for each incumbent director as of January 1, 2007 was 88% and was 100% for each newly elected director. Following the annual meeting, the Board will consist of 9 directors. In the interim, between annual meetings, the Board has the authority under the Bylaws to increase or decrease the size of the Board and fill vacancies, provided, however, that the Company’s Bylaws currently restrict the size of the Board to no less than seven members and no more than fifteen members. The Company does not maintain a formal policy regarding the Board’s attendance at annual stockholder meetings. Two members of the Board of Directors attended our 2007 Annual Meeting: Messrs. Abrahamson and O’Connell. Five members of the Board of Directors were absent: Messrs. Ahearn, Faga, Hough, Simon, and Sprague.

There are no family relations, of first cousin or closer, among the Company’s directors or executive officers by blood, marriage or adoption.

Director Independence

The Board has determined that 8 of the Company’s 9 directors are independent directors within the meaning of Marketplace Rule 4200(a)(15) of the Nasdaq Stock Market. For a director to be considered independent, the Board must determine that the director does not have any direct or indirect material relationship with the Company. In addition to applying the Nasdaq Stock Market independence tests, the Board considers all relevant facts and circumstances in making its independence determinations.

All members of the Audit, Compensation, and Nominating and Governance Committees must meet the independence requirements of the Nasdaq Stock Market. Members of the Audit Committee must also satisfy a separate SEC independence requirement, which provides that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries other than their directors’ compensation.

Standing Committees, Board Organization, and Director Nominations

To assist it in carrying out its duties, the Board has delegated certain authority to the following standing committees: (i) the Compensation Committee, (ii) the Audit Committee, (iii) the Nominating and Governance Committee, and (iv) the Strategy and Risk Committee. The charters for the Compensation, Audit, and Nominating and Governance Committees as well as the Code of Conduct, are all available on the Investor Relations section of the Company’s website, http://www.geoeye.com. We make our website content available for information purposes only. It should not be relied upon for investment purposes, nor is it incorporated by reference in this Proxy Statement. Printed copies of all of the above-referenced reports and documents may be requested by contacting our Investor Relations Department at our corporate headquarters either by mail at GeoEye, Inc., 21700 Atlantic Blvd., Dulles, VA 20166, Attn.: Investor Relations Department or by telephone at (703) 480-7500. All of the above-referenced reports and documents are available free of charge.

As of the date of this proxy statement, Board membership on the committees is as follows:

Compensation	Audit	Nominating and Governance	Strategy and Risk

Lawrence A. Hough* Joseph M. Ahearn James M. Simon, Jr. William W. Sprague	Joseph Ahearn* James A. Abrahamson Michael F. Horn, Sr. Lawrence A. Hough William W. Sprague	James A. Abrahamson* Lawrence A. Hough	James M. Simon* Roberta E. Lenczowski Martin C. Faga Michael F. Horn, Sr.

*	Chairman

Audit Committee

The Audit Committee of the Board of Directors was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Board adopted a charter for the Audit Committee, January 22, 2004, which was amended November 1, 2007. A copy of the Audit Committee Charter, as amended, is attached hereto as Appendix 1. The Audit Committee held four meetings in 2007. During 2007, the Audit Committee was composed of Messrs. Ahearn (Chairman), Abrahamson, and Hough. Messrs. Horn and Sprague joined the Audit Committee in January 2008. Each of Messrs. Ahearn, Abrahamson, Horn, Hough and Sprague has been determined to be independent within the meaning of Marketplace Rules 4200(a)(15) and 4350(d)(2)(A) of the Nasdaq Stock Market and Rule 10A-3(b) of the Exchange Act. In addition, the Board has determined that each of Mr. Ahearn, the Chairman of the Audit Committee, and Mr. Horn was an “audit committee financial expert” as defined by the rules of the SEC.

The Audit Committee’s duties and functions include:

•	selecting and overseeing an independent registered public accounting firm for the purpose of preparing the Company’s annual audit report or performing other audit services for the Company;

•	reviewing and assessing annual and interim financial statements, and earnings releases before they are released to the public or filed with the SEC;

•	reviewing and assessing the key financial statement issues and risks, as well as the processes used by management to address such matters;

•	approving changes in important accounting principles or changes in accounting estimates and the application thereof in financial reports;

•	advise financial management and the external auditors that they are expected to provide a timely analysis of significant current financial reporting issues and practices.

•	making inquiries of the external auditors and management regarding the discovery of any accounting irregularities or fraudulent activities;

•	review and assess the company’s business and financial risk management process, including the adequacy of the overall control environment and controls in selected areas representing significant risk

•	reviewing and assessing the system of internal controls for detecting accounting and financial reporting errors, fraud and defalcations, legal violations and noncompliance with the Company’s Code of Business Conduct and Ethics;

•	reviewing with legal counsel any regulatory matters that may have a material impact on the financial statements;

•	review the results of the annual audits of directors’ and officers’ expense accounts and any management perquisites

•	reviewing the performance of the external auditors;

•	recommend the selection of the external auditors for approval by the board of directors;

•	instruct the external auditors that they are responsible to the board of directors and the audit committee as representatives of the shareholders and confirm that the external auditors will report all relevant issues to the committee in response to agreed-upon expectations

•	reviewing and approving requests for any consulting services to be performed by the external auditors, and be advised of any other study undertaken at the request of management that is beyond the scope of the audit engagement letter;

•	reviewing with management and the external auditors the results of the annual audits and related comments in consultation with other committees as deemed appropriate;

•	providing a medium for the external auditors to discuss with the audit committee their judgments about the quality of accounting principles and financial disclosure practices used or proposed to be adopted by the company;

•	reviewing with the internal auditors any changes in the scope of their plans;

•	reviewing with the internal auditors the results of their monitoring of compliance with the Code of Business Conduct and Ethics;

•	reviewing and updating the Company’s Code of Business Conduct and Ethics;

•	reviewing and approving significant conflicts of interest and related party transactions;

•	conducting or authorizing investigations into any matters within the Audit Committee’s scope of responsibilities; and

•	insuring that the Company has adequately addressed issues of particular importance in the environment in which it operates (i.e. foreign corrupt practices, compliance, “whistle blower” procedures and other employee complaint procedures).

Compensation Committee

The Board adopted a charter for the Compensation Committee on March 12, 2004 and amended it November 1, 2007. A copy of the Compensation Committee Charter, as amended, is attached hereto as Appendix 2. The Compensation Committee held three meetings in 2007. The Compensation Committee is currently composed of Lawrence Hough (Chairman), Joseph Ahearn, James Simon, and William Sprague. Each of the members of the Committee has been determined to be independent within the meaning of our Corporate Governance guidelines and Marketplace Rule 4200(a)(15) of the Nasdaq Stock Market, as a “non-employee director” as defined by Rule 16b-3 of the Exchange Act, and as an “outside director” for purposes of Section 162(m) of the Internal Revenue Code. The Committee periodically uses an independent consultant, Frederic W. Cook & Co., Inc., to assist it in fulfilling its responsibilities. The consultant reports directly to the Committee.

The Compensation Committee’s duties and functions include:

•	establishing and reviewing the overall compensation philosophy of the Company;

•	determining the appropriate compensation levels for the Company’s executive officers;

•	evaluating officer and director compensation plans, policies and programs;

•	reviewing benefit plans for officers and employees;

•	administering and monitoring compliance by executives with the rules and guidelines of the Company’s equity-based plans;

•	producing an annual report on executive compensation for inclusion in the proxy statement; and

•	exercising all of the powers of the Board with respect to any other matters involving the compensation of employees and the employee benefits of the Company as may be delegated to the Compensation Committee from time to time.

Nominating and Governance Committee

The Board adopted a written charter for the Nominating and Governance Committee on January 19, 2005 (the “Nominating and Governance Committee Charter”) setting forth the purpose, goals and responsibilities of the Nominating and Governance Committee, which was amended November 1, 2007. A copy of the Nominating and Governance Committee Charter, as amended, is attached hereto as Appendix 3. The Nominating and Governance Committee held three meetings in 2007. The Nominating and Governance Committee is comprised of Messrs. Abrahamson and Hough. Each of these members of the Nominating and Governance Committee has been determined to be independent within the meaning of Marketplace Rule 4200(a)(15) of the Nasdaq Stock Market.

The Nominating and Governance Committee is responsible for the following duties and functions:

•	developing criteria for nominating individuals to serve as directors, or re-nominating existing directors, and identifying, reviewing the qualifications of, and recommending to the Board individuals to be nominated to become, or be re-nominated as, members of the Board;

•	leading the Board in its annual review of the Board’s performance, recommending guidelines for the terms of service by Board members, developing and managing director education programs as required or appropriate, and addressing any possible conflicts of interest of directors and executive officers;

•	recommending to the Board nominees for each committee and making other recommendations on committee structure, processes, governance and functions;

•	monitoring and reporting to the Board on developments that may affect Company governance matters and recommending to the Board such governance guidelines and procedures as it determines to be appropriate; and

•	making recommendations to the Board on guidelines for retirement age, removal and other matters pertaining to tenure of Board members.

The Nominating and Governance Committee Charter provides, among other things, that any candidate for membership nominated by the Board must meet the minimum qualifications specified therein, including that the director candidate (i) possess personal and professional integrity, (ii) has good business judgment, relevant experience and skills, and (iii) will be an effective director in conjunction with the full Board in collectively serving the long-term interests of the Company’s stockholders. In addition, for a director to serve on the Nominating and Governance Committee, he or she must meet the independence standards applicable to such committees in accordance with NASDAQ, the Internal Revenue Code and SEC rules.

Director Nominations

All director nominations must be recommended by the Nominating and Governance Committee and approved by a majority of the independent directors of the Board. The policy of the Nominating and Governance Committee is to consider candidates recommended by stockholders on the same basis as other candidates, provided that the recommended candidate meets all of the minimum requirements and qualifications for being a director as specified in the Nominating and Governance Committee Charter and the Company’s Bylaws. Any such recommendations should include the candidate’s name and qualifications for Board membership and should be sent in writing to the Corporate Secretary of the Company at GeoEye, Inc., 21700 Atlantic Blvd, Dulles, VA 20166.

The Nominating and Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. Once the Nominating and Governance Committee identifies a prospective nominee, it will make an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination will be based on whatever information is provided to the Nominating and Governance Committee with the recommendation of the prospective candidate, as well as the committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The initial determination will be based primarily on the need for Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the minimum qualifications described above. In addition, as the Company evolves, the experience and diversity required on its Board may change. Therefore, the expertise that a prospective nominee possesses will be thoroughly examined to determine whether there is an appropriate fit. If the initial determination indicates that the Nominating and Governance Committee should pursue the prospect, the Nominating and Governance Committee will evaluate the prospective nominee against the minimum qualifications in full and consider such other relevant factors as it deems appropriate. In connection with this evaluation, one or more members of the Nominating and Governance Committee and others as appropriate, may interview the prospective nominee. After completing this evaluation, the Nominating and Governance Committee will determine whether to recommend the individual for nomination by the Board. The Board, acting on the recommendations of the Nominating and Governance Committee, will nominate a slate of director candidates for election at each annual meeting of stockholders and will appoint directors to fill vacancies between annual meetings, including vacancies created as a result of any increase in size of the Board. The Company does not pay a fee to any third party or parties to identify, evaluate or assist in identifying or evaluating any potential nominees.

In addition, the Company’s Bylaws permit stockholders to nominate persons for election to the Board at an annual stockholders meeting, without regard to whether the stockholder has submitted a recommendation to the

Nominating and Governance Committee as to such nominee. To nominate a director using this process, the stockholder must follow the procedures described under “Other Business” below.

Strategy and Risk Committee

The Strategy and Risk Committee was formed on June 8, 2006, and its charter approved October 9, 2006 and amended November 1, 2007. From January to July 2007, the Committee was of composed of Messrs. Simon (Chairman), Faga, and Sprague. In August 2007, Roberta Lenczowski, then a newly elected director, was elected to the Strategy and Risk Committee. At the January 2008 board meeting, Mr. Sprague resigned from the Strategy and Risk Committee and joined the Audit Committee. The Strategy and Risk Committee is currently composed of Messrs. Simon, Faga, and Horn and Ms. Lenczowski. Each of these members of the Committee has been determined to be independent within the meaning of Marketplace Rules 4200(a)(15) and 4350(d)(2)(A) of the Nasdaq Stock Market. The Strategy and Risk Committee held 5 meetings in 2007.

The Committee’s duties and functions include:

•	strategic business planning aimed beyond the current fiscal year;

•	researching future industry trends that affect the Company’s strategic goals; and

•	identifying threats to Company’s strategic goals caused by business, financial, and technical developments.

The Committee shall be composed of not less than 3 members of the Board plus ex officio members as designated by the Chairman of the Board.

Director Remuneration

The 2007 annual compensation of each director who was not an employee of the Company or a subsidiary (a “Non-employee Director”) consisted of an annual retainer of $15,000. In addition, each Non-employee Director received a fee of (i) $1,500 for each in-person attendance at a meeting of the Board, (ii) $750 for each telephonic attendance at a meeting of the Board, (iii) $1,000 for each in-person attendance at a committee meeting and (iv) $500 for each telephonic attendance at a committee meeting. Each of the Chairman of the Board and the Chairman of the Audit Committee also receives a $5,000 annual fee, and each of the Chairman of the Compensation Committee and the Chairman of the Strategy & Risk Committee receives a $3,000 annual fee. All directors are also reimbursed for out-of-pocket expenses incurred in attending full Board meetings or Board committee meetings and for other legitimate expenses incurred in their capacity as directors. During 2008, the current compensation schedule will remain in effect.

Under the Company’s 2006 Omnibus Stock Incentive Plan, on January 1, Non-employee Directors receive annual grants of deferred stock units (“DSUs”) valued at $50,000 on the grant date. DSUs will vest in two installments: at six months after grant and at twelve months after grant. DSUs will be settled in shares of the Company’s common stock six months after the Non-employee Director’s separation from Board service.

Audit Committee Report

As noted above, the Audit Committee is currently composed of five directors, Messrs. Abrahamson, Ahearn, Horn, Hough and Sprague, each of whom is independent as defined by the Nasdaq Stock Market’s listing standards. Management is responsible for the Company’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the December 31, 2007 financial statements. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees, as amended). The Audit Committee also received written disclosures from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public accounting firm that firm’s independence.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, which was filed with the SEC on April 2, 2008.

The Audit Committee:

Joseph M. Ahearn, Chair
James A. Abrahamson
Michael F. Horn, Sr.
Lawrence A. Hough
William W. Sprague

Pursuant to the rules of the SEC, the foregoing Audit Committee Report is not deemed “soliciting material”, is not “filed” with the Commission, and is not incorporated by reference with the Company’s Annual Report on Form 10-K, whether made before or after the date hereof and irrespective of any general incorporation language in such report.

Executive Officers who are not Directors

The following table lists our executive officers who are not Directors as of April 7, 2008.

Name	Age	Position

William Schuster	56	Chief Operating Officer
Henry E. Dubois	46	Executive Vice President and Chief Financial Officer
William L. Warren	42	Senior Vice President, General Counsel and Secretary
Tony A. Anzilotti	46	Vice President, Finance and Corporate Controller
Mark Brender	58	Vice President, Corporate Communications
Paolo E. Colombi	59	Vice President, International Sales
Angela Galyean	45	Vice President, Human Resources
Bradley Peterson	48	Vice President, Satellite Operations and Production
Thornton W. Wilt, Jr.	62	Vice President, North American Sales

William Schuster (Chief Operating Officer)

William Schuster joined us in his current position in December 2004. Prior to joining the Company, Mr. Schuster most recently served as President of Integrated Systems for BAE Systems. Prior to BAE, Mr. Schuster served at Harris Corporation as Vice President of Programs within the Government Communications System Division and was Vice President of the Space Applications Operation at Loral Space and Range Systems. Prior to that, Mr. Schuster worked at the Central Intelligence Agency for nearly twenty-two years. Mr. Schuster has a BSEE from the Polytechnic Institute of Brooklyn and has completed numerous graduate-level management courses and programs, including the Penn State Executive Management Program and the Mahler Advanced Management Skills Program.

Henry E. Dubois (Executive Vice President and Chief Financial Officer)

Henry E. Dubois joined the Company as Executive Vice President and the Chief Financial Officer of the Company on January 3, 2006. Mr. Dubois has held senior management positions helping companies grow businesses in technology-based industries both within the US and internationally. Most recently, he advised the Company and two start up companies on strategic and financial issues. Mr. Dubois has also served as president, COO and CFO at DigitalGlobe, Inc., another satellite imagery company. Prior to DigitalGlobe, Mr. Dubois lived and worked abroad, primarily in Asia, where he was CEO and CFO of an Indonesian Telecom company based in Jakarta and also served as Sr. Vice President of Planning and Development for another large Asian conglomerate. In addition, Mr. Dubois was a strategy and operational consultant with Booz, Allen and Hamilton and served in various financial functions with Exxon Corporation. Mr. Dubois holds a Masters of Management degree from Northwestern University’s JL Kellogg School of Management with concentrations in Finance, Marketing and Accounting and a Bachelor of Arts degree in Mathematics from the College of Holy Cross.

William L. Warren (Senior Vice President, General Counsel and Secretary)

William Warren joined the Company as Vice President, General Counsel and Secretary in January 2004 and was promoted to his current position in January 2007. Prior to joining the Company, Mr. Warren practiced law in the Northern Virginia and Washington, D.C. offices of Latham & Watkins LLP, an international law firm, for several years. Prior to joining Latham & Watkins, Mr. Warren was an associate in the New York office of Baker & Botts, L.L.P. Mr. Warren received his Juris Doctor, with honors, from the University of Texas at Austin. He is admitted to practice in Virginia, New York and the District of Columbia.

Tony A. Anzilotti (Vice President, Finance and Corporate Controller)

Tony Anzilotti joined ORBIMAGE, our predecessor company, in June 2000 as Corporate Controller and was promoted to his current position in February 2003. Prior to joining the Company, he worked for over 10 years with Lockheed Martin Corporation at its Corporate Headquarters in Bethesda, MD, in a number of progressively responsible positions in its accounting organization. Mr. Anzilotti received his Bachelor of Science degree in Commerce with a concentration in accounting from the University of Virginia and is a Certified Public Accountant.

Mark Brender (Vice President, Corporate Communications)

Mark Brender joined GeoEye in January 2006 after eight years at Space Imaging as the Vice President of Communications and Washington Operations. Prior to joining Space Imaging, Mr. Brender was a broadcast journalist for ABC News where he spent 16 years at the network as an assignment editor and editorial producer. Before his ABC career he served in the US Navy as a Public Affairs Officer and is a retired Naval Reserve Commander. Mr. Brender has an undergraduate degree from Miami University in Ohio and a Masters Degree in Public Relations from the School of Business at American University in Washington DC.

Paolo Colombi (Vice President, International Sales)

Paolo Colombi joined GeoEye in March 2006 and is responsible for all international business development and sales. Prior to joining GeoEye, Colombi was senior vice president of International Sales for Telular Corporation. Before that, he was executive vice president of Sales for Lotus Interworks LLP and also served in various executive-level positions for Teleglobe International Corp. Mr. Colombi holds a Doctoral Degree in Electrical Engineering from the Polytechnic Institute of Turin (Italy), a Master of International Management degree from the American Graduate School of International Management (Thunderbird), and a Master of Business Administration degree from Southern Methodist University. Mr. Colombi was a Fulbright Scholar at both graduate schools in the USA.

Angela Galyean (Vice President, Human Resources)

Angela Galyean joined ORBIMAGE, our predecessor company, in 2002 as director of Human Resources and was promoted to her current position in January 2007. Ms. Galyean has over 20 years of industry experience and is responsible for managing the company’s employee relations, recruitment and retention; health and welfare programs and organizational effectiveness. Prior to joining the Company, Ms. Galyean was a human resources manager at InfoCruiser, Inc. Ms. Galyean holds a Bachelor of Arts degree in Business with a minor in Human Resources from James Madison University in Harrisonburg, Virginia. She is a member of the

Society of Human Resource Management (SHRM) and received her Professional Human Resources (PHR) certification in 2001.

Bradley Peterson (Vice President, Satellite Operations and Production)

Bradley Peterson joined the Company as Vice President, IKONOS in January 2006 after the acquisition of Space Imaging and was promoted to his current position in January 2007. Prior to joining the Company, Mr. Peterson was employed by Space Imaging for 11 years. Before joining Space Imaging, he worked at the Hughes Santa Barbara Research Center for 15 years as a senior system engineer in payload systems development for Landsat, GOES/GMS weather satellites, NASA TRMM mission, and planetary probes such as Mars Observer. Mr. Peterson received both his M.S. and B.S in Electrical Engineering from the University of California at Santa Barbara.

Thornton W. Wilt, Jr. (Vice President, North American Sales)

Thornton (“Bill”) Wilt, Jr. joined GeoEye in August of 2005 and is responsible for all domestic commercial business development, federal/civil sales and order management. Mr. Wilt has over 18 years of industry experience primarily in the aerospace and defense sector and is a retired Navy officer. Prior to joining GeoEye, Mr. Wilt was the director and acting vice president of Intelligence Systems at BAE Systems in Reston, VA. Before that he was director of Advanced Programs at Lockheed Martin. Mr. Wilt holds a Bachelor of Science degree in Naval Science and Politics and Economics from the U.S. Naval Academy; a Master of Arts degree in National Security Affairs from the Naval Postgraduate School; and a Master of Business Administration from the Marymount College of Virginia.

Security Ownership of Certain Beneficial Owners and Management

The following table shows the beneficial ownership of shares of the Common Stock as of April 7, 2008 by (i) each director of the Company; (ii) the Chief Executive Officer, the Chief Financial Officer and the three other most highly compensated executive officers of the Company for the year ended December 31, 2007; (iii) all directors and executive officers of the Company, as a group; and (iv) holders of 5% or more of the Common Stock.

As of April 7, 2008, 17,970,174 shares of Common Stock were issued and outstanding.

	Number of
	Shares
	Beneficially		Percent of
Name and Business Address of Beneficial Owner	Owned		All Shares

Directors and Executive Officers*
Matthew M. O’Connell	220,128	(1)	1.2
Henry Dubois	30,878	(2)
William Schuster	37,861	(3)
William L. Warren	28,967	(4)
Thornton W Wilt, Jr.	17,337	(5)
James A. Abrahamson	12,275	(6)
Joseph M. Ahearn	12,275	(6)
Martin C. Faga	12,275	(6)
Roberta E. Lenczowski	1,517	(6)
Michael F. Horn	1,517	(6)
Lawrence A. Hough	18,609	(6)(7)
James M. Simon, Jr.	16,048	(6)(8)
William W. Sprague	12,275	(6)
All directors and executive officers as group (18 persons)	470,812	(9)	2.6
5% Holders
FMR LLC(10)	2,221,442	(11)	12.63
Next Century Growth Investors, LLC(12)	1,409,307	(13)	8.01
Farallon Capital Management, L.L.C.(14)	1,180,081	(15)	6.6
AXA Financial(16)	985,211	(17)	5.6

*	Unless otherwise indicated, the address is c/o GeoEye, Inc., 21700 Atlantic Boulevard, Dulles, Virginia 20166.

(1)	Total includes (i) 130,002 shares of restricted stock granted pursuant to Mr. O’Connell’s employment agreement and pursuant to the exercise of 7,500 warrants to purchase Common Stock, (ii) 37,911 shares granted as the stock portion of his annual performance payments for 2004, 2005 and 2006, of which 20,061 shares have vested and of which 17,850 will vest 30 days after the launch and check-out of Geo-Eye 1, (iii) 4,875 shares granted as the stock portion of his 2007 annual performance payment which will vest the earlier of April 7, 2009 or 7 days after the after the launch and check-out of Geo-Eye 1, (iv) 45,307 options to purchase Common Stock granted under the 2003 Incentive Plan, of which 36,246 options have vested as of December 31, 2007, and of which the remaining 9,061 options will vest on December 31, 2008, and (v) 44,379 options to purchase Common Stock granted under the 2006 Omnibus Stock Performance and Incentive Plan (“2006 Omnibus Plan”), of which 11,094 options vested as of April 12, 2008 and of which the remaining 33,285 options will vest equally April 12, 2009, 2010 and 2011.

(2)	Total includes (i) 8,000 shares of restricted stock, 3,000 shares of which were granted pursuant to Mr. Dubois’s prior consultancy agreement with the Company and have already vested, and 5,000 shares of which were granted pursuant to his employment agreement with the Company and which vest entirely on January 1, 2009, (ii) 5,903 shares granted as the stock portion of his 2006 annual performance payment which will vest 30 days after the launch and check-out of Geo-Eye 1, (iii) 1,897 shares granted as the stock portion of his 2007 annual performance payment which will vest the earlier of April 3, 2009 or 7 days after the launch and check-out of Geo-Eye 1, (iv) 592 shares of restricted stock granted as the stock portion of his 2008 Annual Compensation which will vest 1 year from the grant date of April 3, 2008, (v) 22,500 options to purchase Common Stock granted under the 2003 Incentive Plan, of which 11,250 options have vested as of December 31, 2007 and of which the remaining 11,250 options will vest equally on December 31, 2008 and 2009, and (vi) 13,018 options to purchase Common Stock granted under the 2006 Omnibus Plan, of which 3,256 options vested as of April 12, 2008 and of which the remaining 9,762 options will vest equally April 12, 2009, 2010 and 2011.

(3)	Total includes (i) 10,000 shares of restricted stock granted pursuant to Mr. Schuster’s employment agreement, of which 7,500 shares have vested and of which the remaining 2,500 shares will vest on December 31, 2008, (ii) 6,513 shares granted as the stock portion of his 2006 annual performance payment which will vest 30 days after the launch and check-out of Geo-Eye 1, (iii) 2,079 shares granted as the stock portion of his 2007 annual performance payment which will vest the earlier of April 3, 2009 or 7 days after the launch and check-out of Geo-Eye 1, (iv) 22,262 options to purchase Common Stock granted under the 2003 Incentive Plan, of which 16,696 options have vested as of December 31, 2007 and of which the remaining 5,566 options will vest on December 31, 2008, and (v) 10,286 options to purchase Common Stock granted under the 2006 Omnibus Plan, of which 2,573 options vested as of April 12, 2008 and of which the remaining 7,713 options will vest equally April 12, 2009, 2010 and 2011.

(4)	Total includes (i) 2,505 shares of restricted stock granted on July 1, 2004 pursuant to the Company’s reorganization bonus, of which all shares have vested (ii) 5,507 shares of restricted stock granted as the stock portion of his annual performance payments for 2005 and 2006, of which 485 shares have vested and of which 5,022 shares will vest 30 days after the launch and check-out of Geo-Eye 1,(iii) 1,792 shares granted as the stock portion of his 2007 annual performance payment which will vest the earlier of April 3, 2009 or 7 days after the launch and check-out of Geo-Eye 1, (iv) 21,359 options to purchase Common Stock, granted under the 2003 Incentive Plan, of which 17,087 options have vested as of December 31, 2007 and the remaining 4,272 options will vest on December 31, 2008, and (v) 8,313 options to purchase Common Stock granted under the 2006 Omnibus Plan, of which 2,076 options vested as of April 12, 2008 and of which the remaining 6,237 options will vest equally April 12, 2009, 2010 and 2011.

(5)	Total includes (i) 869 shares granted as the stock portion of his 2007 annual performance payment which will vest the earlier of April 3, 2009 or 7 days after the launch and check-out of Geo-Eye 1, (ii) 73 shares granted as the stock portion of his 2008 annual compensation, (iii) 20,000 options to purchase Common Stock which were granted on November 2, 2006, of which 15,000 options have vested and of which 2,500 options will vest on December 31, 2008, and (iv) 6,035 options granted pursuant to the 2006 Omnibus Stock Performance and Incentive Plan, of which 1,508 options have vested and of which the remaining 4,527 options will vest equally April 12, 2009, 2010 and 2011.

(6)	Upon commencement of his service, under the 2004 Director Compensation Plan (“2004 Plan”), each non-employee director received a grant of 5,000 shares of restricted stock, which vests 1,000 shares on the grant date, and the remaining 4,000 shares which vest equally on the anniversary of the grant date over a four year vesting schedule. Beginning August 2006, the 2004 Plan grants were discontinued and replaced with deferred stock units. Each non-employee director is awarded $50,000 of deferred stock units worth of Company’s common stock, based on the FMV of the stock on January 1 of each year, which vests 50% six months from the grant date and 50% twelve months from the grant date. Because they were not Board members on January 1, 2007, Ms. Lenczowski and Mr. Horn were ineligible for the 2006 and 2007 grants but were eligible for the 2008 grants. Grants for 2006 total 3,174 shares; grants for 2007 total 2,584 shares; and grants for 2008 total 1,517 shares.

(7)	Includes 6,042 shares which Mr. Hough purchased on the public market and 292 shares awarded to him in recognition of extraordinary service as chairman of the Compensation Committee.

(8)	Includes 292 shares awarded to him in recognition of extraordinary service as chairman of the Strategy and Risk Committee and shares which he received as consulting fees, prior to his membership on the Board. Mr. Simon disclaims ownership of 3,066 of the 8,773 shares listed above. These shares are beneficially owned by Susan Simon but are not registered in her name.

(9)	Total includes 18,963 shares of stock and 39,806 options held by non named executives.

(10)	Includes reportable securities held by FMR LLC, Edward C. Johnson 3d, Pyramis Global Advisors Trust Company (“PGATC”), and Fidelity Management & Research Company (“Fidelity”), to the Joint Filing Agreement, attached as Exhibit A to Schedule 13 G (“SC 13G”), filed February 14, 2008. Fidelity is a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. The principal business office address for Fidelity is 82 Devonshire Street, Boston, Massachusetts 02109.

(11)	Based on publicly available filings with the SEC, including SC 13G, filed on February 14, 2008.

(12)	Includes reportable securities held by Next Century Growth Investors, LLC (investment adviser registered under Section 203 of the Investment Advisers Act of 1940), Thomas L. Press, and Donald M. Longlet, pursuant to a Joint Filing Agreement, attached as Exhibit A to Schedule 13 G (“SC 13G”), filed February 14, 2008. The principal business office address is 5500 Wayzata Blvd., Suite 1275, Minneapolis, MN 55416.

(13)	Based on publicly available filings with the SEC, including SC 13G, filed on February 14, 2008.

(14)	Farallon Capital Management, L.L.C. serves as the investment adviser to commingled funds and managed accounts which have the right to receive dividends from, or the proceeds from the sale of, the securities of the Company. Address is One Maritime Plaza, Suite 2100, San Francisco, CA 94111.

(15)	Based on publicly available filings with the SEC, including the SC 13G, filed on January 10, 2008, in which several owners reported their holdings pursuant to a Joint Acquisition Statement attached as Exhibit 2 thereto.

(16)	These securities are beneficially owned by AXA Assurances I.A.R.D Mutuelle, AXA Assurances Vie Mutuelle, AXA Courtage Assurances Mutuelle AXA (collectively “the Mutuelles AXA”), AXA, and AXA Financial, Inc. and their subsidiaries A majority of the shares reported are held by unaffiliated third-party client accounts managed by Alliance Capital Management L.P., as Investment Adviser. (Alliance Capital Management L.P. is a majority-owned subsidiary of AXA Financial, Inc.)

The principal address of the Mutuelles AXA is 26, rue Drouot, 75009 Paris, France; the principal address of AXA is 25, avenue Matignon, 75008 Paris, France. The principal address of AXA Financial, Inc. is 1290 Avenue of the Americas, New York, NY 10104.

(17)	Based on publicly available filings with the SEC through February 2008, including the SC 13G filed on February 14, 2008 with the Joint Filing Agreement, attached as Exhibit I thereto.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors, executive officers and persons who beneficially own 10% or more of the Company’s Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock. During 2007, the Company made late filings for all of its directors related to the issuance of deferred stock units pursuant to the Company’s director compensation policies as described below. The Company timely filed all Form 5s for the directors on January 29, 2008 disclosing this oversight.

Certain Relationships and Related Transactions

There are no matters required to be disclosed by Item 404 of Regulation S-K concerning certain relationships and related transactions.

Executive Compensation

Compensation Discussion and Analysis

Overview of Compensation Program

The Compensation Committee (for purposes of this discussion, the “Committee”) of the Board has responsibility for implementing and monitoring our compensation philosophy as adopted by the Board upon the recommendation of the Committee. Throughout this proxy statement, our Chief Executive Officer and the other individuals included in the Summary Compensation Table on page 24, are referred to as the “named executive officers”. The Board with the Committee’s assistance seeks to ensure that the total compensation paid to our executive officers, including the named executive officers, is fair, reasonable and competitive. Generally, the types of compensation and benefits provided to the named executive officers are similar to those provided to other executive officers.

Compensation Philosophy and Objectives

The Board believes that the most effective executive compensation program is one that is designed to reward annual and long-term performance based upon goals established to improve stockholder value. To help enact the Board’s compensation philosophy, the Committee evaluates base compensation levels to ensure that we maintain our ability to attract and retain superior employees and that we remain at competitive levels relative to our peer companies. At the beginning of each fiscal year, the Committee also recommends and the Board establishes the annual incentive compensation that would be paid to executives in relation to that fiscal year based on minimum and maximum target ranges for corporate financial performance.

Role of Executive Officers in Compensation Decisions

The Committee makes recommendations to the Board which in turn makes all compensation decisions for named executive officers and decisions on equity awards to all of our executive officers. Decisions regarding the non-equity compensation of named executive officers are made by the Committee in consultation with the Chief Executive Officer.

The Chief Executive Officer annually reviews the performance of each of the named executive officers (other than his own performance which is reviewed by the Committee).

The Chief Operating Officer, Chief Financial Officer and the General Counsel annually review the performance of each of the executive officers other than the named executive officers and make recommendations to the Chief Executive Officer.

The preliminary recommendations and conclusions reached based on this review, including salary adjustments and annual award amounts, are presented to the Committee. Based upon recommendations from the Committee, the Board has ultimate decision making authority with respect to equity awards to executive officers.

Setting Executive Compensation

Based on the foregoing objectives, the Committee has structured our annual and long-term incentive-based cash and non-cash executive compensation to motivate executives to achieve the business goals we set and reward the executives for achieving such goals. The Board has adopted the programs and goals as structured and recommended by the Committee. The Committee engaged Frederic W. Cook & Co., Inc. (“Cook”), an independent executive compensation consulting firm, who provided input on our compensation programs, including those for the Chief Executive Officer and other named executive officers, as well as for other executive officers and key employees. Cook provided the Committee with relevant market data and alternatives to consider when making compensation recommendations to the Board for the Chief Executive Officer and other executive officers, including the other named executive officers.

In making compensation recommendations which result in the Board’s compensation decisions, the Committee reviews total compensation against a peer group of publicly-traded technology and government contracting companies (collectively, the “Compensation Peer Group”). The Compensation Peer Group, which was originally developed by Cook in conjunction with the Committee, is periodically reviewed and updated by the Committee, and currently consists of companies against which the Committee believes we compete for talent and for stockholder investment. The companies currently comprising the Compensation Peer Group are:

Cubic Corporation
Input/Output, Inc.
Measurement Specialties, Inc.
MTS Systems Corporation
Nanometrics Incorporated
OYO Geospace Corporation

A significant percentage of total compensation is allocated to incentives. The general policy regarding the allocation between cash and non-cash and short-term and long-term incentive compensation is based upon providing cash compensation for annual performance and non-cash compensation for long-term performance. The total amounts established as available for annual incentive compensation are based upon formulas which reflect individual base salaries and award percentages for achievement within the target ranges set for performance. The total amounts of equity compensation for long-term incentive compensation are established to achieve total compensation results which approximate the median of similarly placed executives in the Compensation Peer Group. The eventual value established for an executive reflects the foregoing sources and the Committee’s further determination of the Company’s performance and the individual’s contributions.

2007 Executive Compensation Components

For the fiscal year ended December 31, 2007, the principal components of compensation for named executive officers were:

•	base salary;

•	performance-based incentive compensation;

•	long-term equity incentive compensation; and

•	perquisites and other personal benefits.

Base Salary

The Board generally sets compensation for named executive officers at the 50th percentile of compensation paid to similarly situated executives of the companies comprising the Composation Peer Group. Variations to this objective may occur as dictated by the experience level of the individual and market factors. Further, compensation data for companies of similar size in the Washington metropolitan region is made available to the Committee.

The Company provides named executive officers and other employees with base salary to compensate them for services rendered during the fiscal year. Base salary ranges for named executive officers are determined for each executive based on his or her position and responsibility by using market data. Base salary ranges are designed so that salary opportunities for a given position will be between 80% and 120% of the midpoint of the base salary established for each range.

During its review of base salaries for executives, the Committee primarily considers:

•	market data provided by our outside consultants and other sources;

•	internal review of the executive’s compensation, both individually and relative to other officers; and

•	performance of the executive.

Salary levels are typically considered annually as part of our performance review process as well as upon a promotion or other change in job responsibility. Adjustments to annual salaries of the executive officers are based on the assessment of each individual’s performance by the Committee, changes to the individual’s responsibility and authority, peer group data and recommendations to the Committee from the Chief Executive Officer for each of the named executive officers (other than the Chief Executive Officer whose performance is reviewed by the Committee) and the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and the General Counsel for each of the other executive officers.

Performance-Based Incentive Compensation

The 2006 Omnibus Stock Incentive Plan (the “2006 Plan”) was approved by our stockholders at the 2006 Annual Meeting of Stockholders. The 2006 Plan gives the Board, or on the Board’s behalf, the Committee, the latitude to design cash and stock-based incentive compensation programs to promote high performance and achievement of corporate goals by key employees while encouraging the growth of stockholder value and allowing key employees to participate in our long-term growth and market value and to share in our profitability. Although all of our employees may be issued awards under the 2006 Plan, the Board has established specific programs governing awards for key employees and non-employee directors. Currently, approximately 25 key employees (including the named executive officers) are covered by programs established under the 2006 Plan.

The 2006 Plan provides for grants by the Committee or the Board of shares of our Common Stock, restricted stock, share units, stock options, stock appreciation rights, performance units and/or performance bonuses. In granting these awards, the Committee or the Board may establish any conditions or restrictions it deems appropriate. The Board has established a Long-Term Incentive Program pursuant to which key employees may receive annual awards, 50% of the value of which are awarded in the form of stock options and the remaining 50% of which are awarded in restricted stock units. Awards of stock options vest 25% per year for four years from the date of grant. Awards of restricted stock units vest three years after the date of the grant. Awards of restricted stock units to insiders subject to Section 16(b) of the Securities Act of 1933 require the approval of the Committee or the Board. All stock option awards are made with exercise prices at or above the market price at the time of the award. Newly hired or promoted executives may receive awards of stock options or restricted stock or units outside of the normal annual grant under the Long Term Incentive Program. Such awards are typically made at the next regularly scheduled Board meeting following their hire date.

Executive Annual Incentive Compensation Program

The Executive Annual Incentive Compensation Program (the “Annual Incentive Plan”) is an annual cash incentive program which the Board has established to provide a uniform annual award for executives, including all of the named executive officers. The Annual Incentive Plan provides guidelines for the calculation of annual non-equity incentive based compensation, subject to Committee oversight and modification. For 2007, the Board determined that annual incentives for the named executive officers would be based upon the business plan for 2007 as presented to the Board in December 2006. A target range was established around the project revenue and earnings goals for the year contained in the business plan. The percentage amounts paid based on achievement within the target range are the same as the Board expects will apply in future years as described below.

Beginning at the end of each year in connection with the Board’s consideration of management’s proposed business plan for the following year, the Committee will consider whether an Annual Incentive Plan should be established for the succeeding year and, if so, approves the group of employees eligible to participate in the Annual Incentive Plan and the performance criteria for that year. The Annual Incentive Plan includes various incentive levels based on the participant’s accountability and impact on our operations, with target award opportunities that are established as a percentage of base salary. These targets range from 30% of base salary to 75% of base salary for our named executive officers.

Each year, the Committee will recommend and the Board will set a minimum and maximum target range around a goal for each component of the corporate financial objective of the Annual Incentive Plan. Payment of awards under the Annual Incentive Plan is based upon the achievement of such objectives. Generally, the Board sets the target range for corporate financial objectives around the level set for the objectives in our business plan for such fiscal year. The Committee believes the business plan adopted by the Board of Directors reflects the strong performance needed to enhance stockholder value. Our business plan’s financial objectives are confidential and proprietary, so we do not disclose them. Minimum and maximum earnings per share objectives generally are set 25% below or above the goal. In making the annual determination of the minimum and maximum range for recommendation to the Board, the Committee may consider specific circumstances facing us during the coming year. Objectives are set in alignment with our strategic plan and expectations regarding our performance. Generally, the Committee intends to set the minimum, goal and maximum levels such that the relative difficulty of achieving the goal level is consistent from year to year.

Named executive officers receive:

•	no payment for a corporate financial objective unless we achieve the minimum performance level (as computed for the total corporate financial objective);

•	a payment of between 25% and 100% of the target award opportunity for the corporate financial objective portion if we achieve or exceed the minimum performance level but do not achieve the goal performance level;

•	a payment of between 100% and 200% of the target award opportunity for the corporate financial objective portion we achieve or exceed the goal performance level but do not attain the maximum performance level; and

•	a payment of 200% of the target award opportunity for the corporate financial objective portion if we achieve or exceed the maximum performance level.

Upon completion of the fiscal year, the Committee determines the percentage amount which reflects the corporate performance against the established minimum and maximum target range.

For fiscal 2007, Annual Incentive Plan awards for our named executive officers were based upon achievement of corporate financial objectives relating to earnings and total revenues, with each component accounting for 50%, respectively, of the total corporate financial objectives of the Annual Incentive Plan award. The corporate financial objectives of the Annual Incentive Plan established the size of the pool from which awards could be paid and a target for each executive which could be adjusted based on the Committee’s assessment of that individual’s performance. The financial objectives constitute confidential, proprietary information which if disclosed could harm our competitive position. As a result, we do not make them public. The minimum and maximum target range around the goal is set such that the minimum achievement is expected to enhance stockholder value and achievement of the goal is expected to be achievable with strong performance.

The 2007 fiscal year is the second year for which the current Annual Incentive Plan methodology has been used. In 2007, we achieved performance in excess of the minimum performance level for both earnings and revenue but did not achieve the target in either. The primary causes of this failure were the premature loss of the OrbView-3 satellite in March 2007 and the delay in the launch of the GeoEye-1 satellite. At the time the 2007 business plan was adopted and the performance targets were set, the GeoEye-1 launch was expected to occur in May 2007. Although these two factors led to a significant potential negative impact on both revenue and earnings, GeoEye was able to increase the amount of revenues generated from the IKONOS satellite operations and from other imagery production work. As a result, although the company did not meet its revenue and earnings targets, it did exceed the minimum performance level required to qualify for awards under the Annual Incentive Plan. For 2007, the payout percentage was approximately 79% of the participants’ target award opportunities. However, due to an additional delay in the launch of GeoEye-1 from its expected April 2008 launch, 50% of the value of the awards were made in restricted stock valued as of the date of grant with a vesting date on the earlier of one year from issuance or 7 days following successful check out of GeoEye-1, rather than being fully paid in cash. The number of shares issued was calculated using the average of the high and low trading price on the date of grant. The rationale for this conversion was to insure that the full value of the incentive compensation for 2007 would only be attained to the extent the delay in launch does not cause the stock price to fall between the payment date of the award and the vesting date.

Awards made to named executive officers under the Annual Incentive Plan for performance in 2007 are reflected in column (g) of the Summary Compensation Table on page 24.

Long-Term Incentive Compensation

Long-Term Incentive Program

The Long-Term Incentive Program encourages participants to focus on our long-term performance and provides an opportunity for executive officers, including all of the named executive officers, and certain designated key employees to increase their stake in us through grants of options and restricted stock. Options to purchase our Common Stock vest over a four year period and grants of restricted stock units vest based on both continued service and performance relative to pre-established objectives over a three-year period. When allocating long-term incentives, the Committee currently targets 50% of the total value to be comprised of stock options with the remaining 50% in the form of restricted stock unit grants. By using a mix of stock options and restricted stock unit grants, we are able to compensate executives for sustained increases in our performance. The program delivers value only when the value of our stock increases and our performance targets are achieved.

The restricted stock unit grants were designed with the performance cycle being 2007-2009. A previous award made for 2006 is designed on a performance cycle of 2006-2008. The restricted stock units vest, if at all, on the third anniversary of the award date. Restricted stock units will only vest if the recipient is employed by us on the vesting date. The amount which vests is determined by multiplying the target number of restricted stock units by the “applicable vesting percentage.” The “applicable vesting percentage” is equal to a percentage between 20% and 200% determined based on our actual return on assets. The return on assets goal is subject to both a threshold and a ceiling. The threshold and ceiling amounts for return on assets are set at 60% and 150% of our target return on assets, respectively. The applicable vesting percentage increases by 2% for each 1% increase in the actual return on assets as compared to the target return on assets, up to a maximum applicable vesting percentage of 200% if the actual return on assets is equal to or greater than 150% of the target return on assets as of the vesting date. Failure of the actual return on assets to be at least 60% of target return on assets as of the vesting date will result in the applicable vesting percentage being 0%, and in no event shall the applicable vesting percentage exceed 200%. The following table shows the relationship of our actual return on assets to the amount of restricted stock units that will vest at the end of the three year performance period:

Percentage of Target Return on Assets	Applicable Vesting
Achieved over Performance Period	Percentage

60	20
70	40
80	60
90	80
100	100
110	120
120	140
130	160
140	180
150	200

“Return on assets” is the financial quotient defined as follows: the dividend is our consolidated operating cash flow as set forth in our filed Form 10-K for the most recently completed fiscal year prior to the vesting date, less payments received from the National Geospatial Intelligence Agency under our Nextview contract to build and launch GeoEye-1 and less capitalized development budget overruns; and the divisor is our total assets as set forth in our Form 10-K, calculated on a weighted average for each quarter.

Restricted stock unit awards under the Long-Term Incentive Program were made for the most recently completed year by the Board at the recommendation of the Committee and are reflected in the Summary Compensation Table on page 24 and the Grants of Plan Based Awards Table on page 26. Following the award of grants by the Board, the Compensation Committee makes all determinations regarding the application of the plan, including the applicable vesting percentage, return on assets, and the extent to which any restricted stock units have become vested.

As noted above, in addition to the restricted stock unit awards, under the Long Term Incentive Program, the Board also awards stock options to executives. Options are awarded at our Common Stock’s closing price on the date of the grant. The Board does not grant options with an exercise price that is less than our Common Stock’s fair market value on the grant date, nor does it grant options which are priced on a date other than the grant date.

The options granted by the Board vest at a rate of 25% per year over the first four years of the eight-year option term. Vesting and exercise rights cease upon termination of employment except in the case of death (subject to a one year limitation), disability or retirement. Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option, including voting rights and the right to receive dividends or dividend equivalents.

Perquisites, Savings Plan and Other Benefits

We provide named executive officers with perquisites, a savings plan and other personal benefits that we and the Committee believe are reasonable and consistent with our overall compensation program and will assist in attracting and retaining superior employees for key positions. The Committee periodically reviews the levels of perquisites and other personal benefits provided to named executive officers.

The Chief Executive Officer is provided reimbursement for the lease of an automobile. The Chief Executive Officer, Chief Operating Officer and Chief Financial Officer all receive life insurance paid for by the Company in excess of the group life coverage provided to all employees.

The Savings Plan is a tax-qualified retirement savings plan pursuant to which all employees, including the named executive officers, are able to contribute up to the limit prescribed by the Internal Revenue Service to the Savings Plan on a before-tax basis. We match 100% of the first 4% of pay that is contributed to the Savings Plan.

Attributed costs of the personal benefits described above for the named executive officers for the fiscal year ended December 31, 2007, are included in column (i) of the “Summary Compensation” table on page 24.

We have adopted a Change in Control Severance Plan covering the named executive officers, except for Mr. Brender. The Change in Control Severance Plan is designed to promote stability and continuity of senior management. Information regarding applicable payments under such agreements for the named executive officers is provided under the heading “Employment Agreements and Change in Control Agreements” on page 33.

Tax and Accounting Implications

Deductibility of Executive Compensation

As part of its role, the Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that we may not deduct compensation of more than $1,000,000 that is paid to certain individuals. We believe that compensation paid under the management incentive plans are generally fully deductible for federal income tax purposes.

Accounting for Stock-Based Compensation

Beginning on January 1, 2006, we began accounting for stock-based payments including our Stock Option Program, Long-Term Stock Grant Program, Restricted Stock Program and Stock Award Program in accordance with the requirements of FASB Statement 123(R).

Compensation Committee Report on the Compensation Discussion and Analysis

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis (“CD&A”) included in this Proxy Statement with management. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the CD&A be included in this Proxy Statement for filing with the Securities and Exchange Commission.

The Compensation Committee:

Lawrence A. Hough, Chairman
Joseph Ahearn
James Simon
William Sprague

SUMMARY COMPENSATION

The table below summarizes the total compensation paid or earned by each of the named executive officers for the fiscal year ended December 31, 2007. The named executive officers were not entitled to receive payments which would be characterized as “Bonus” payments for the fiscal year ended December 31, 2007. Amounts listed under the column titled “Non-Equity Incentive Plan Compensation”, were determined by the Board, upon recommendation from the Committee at its April 3, 2008 meeting and were paid out shortly thereafter.

					Non-Equity
			Stock	Option	Incentive Plan	All Other
		Salary	Awards	Awards	Compensation	Compensation	Total
Name and Principal Position	Year	($)	($)(1)	($)(2)	($)(3)	($)(4)	($)

Matthew M. O’Connell	2007	420,000	305,886	199,046	121,314	28,520	1,074,766
President, Chief Executive Officer and Director	2006	420,000	531,414	215,010	214,200	28,320	1,408,943	(5)
Henry E. Dubois	2007	265,000	99,113	53,265	49,721	15,009	482,108
Executive Vice President Executive Vice President	2006	250,000	260,490	221,643	106,250	193,367	1,031,750	(6)
William Schuster	2007	275,843	97,247	46,137	54,479	10,789	484,495
Chief Operating Officer	2006	275,843	165,924	25,237	117,233	10,589	594,826	(7)
William Warren	2007	222,272	78,508	34,017	46,972	8,884	390,653
Senior Vice President, General Counsel & Corporate Secretary	2006	212,700	132,950	43,543	90,398	7,712	487,303	(8)
Thornton Wilt(9)	2007	199,136	48,148	27,374	22,768	78,815	376,241
Vice President, North American Sales

(1)	In 2007, Company made grants of restricted stock to its 5 named executive officers through its 2006 Omnibus Stock and Performance Incentive Plan (“2006 Plan”). Grant Date Fair Market Value (“FMV”) of the stock or RSUs is calculated by multiplying the mean of the high and low trading prices of the stock on the grant date by the number of shares or RSUs granted. Stock and RSU grants to the five named executive officers included the following:

•	Short term incentive grants as the equity portion of annual performance payments for 2007. The grant date for all named executive officers except Mr. O’Connell, was April 3, 2008. Mr. O’Connell’s stock was granted stock on April 7, 2008. All shares of the stock will vest 100% on the earlier of one year from the grant date or seven days after the successful launch and check-out of GeoEye-1;

•	Long Term Incentive Plan (“LTIP”) grants in the form of restricted stock units (“RSU”s) which would vest 100% and convert into shares of common stock if the named executive officer is still an employee on the third anniversary of the Grant Date (the “Vesting Date”). The NEO will be entitled to an amount of vested RSUs as of the Vesting Date equal to (i) the target number of RSUs as set forth in the grant notice (the “Target RSUs”), multiplied by (ii) the Applicable Vesting Percentage.

(2)	In 2007, Company made Long Term Incentive Plan (“LTIP”) grants of options to purchase common stock to the five named executive officers under the 2006 Plan. Grant Date Fair Market Value (“FMV”) of the options granted is calculated by using the multiplier derived from the Black-Scholes option pricing model and multiplying that by the number of options granted. The assumptions used in determining the fair value of the options are set forth in Note 3, “Significant Accounting Policies — Stock Based Compensation”, to our Consolidated Financial Statements found in our Annual Report on Form 10-K for the year ended December 31, 2007. The LTIP options vest 25% each year, beginning with April 12, 2008 and expire on April 11, 2015.

(3)	Each named executive officer’s non-equity incentive plan compensation payment (NEIP payment) is a cash award that was calculated based on the achievement of several performance-based goals. These pre-established goals were articulated to the named executive officers either through their individual employment agreements or via correspondence between the named executive officer and management or the Compensation Committee. Each NEIP, with the exception of Mr. O’Connell’s payment for FY 2007 was approved by the Compensation Committee on April 3, 2008 and paid to the named executive officers on April 7, 2008.

(4)	Includes perquisites, insurance premiums and other compensation itemized on the “2007 All Other Compensation” table.

(5)	Total 2006 Summary Compensation corrects prior disclosure in 2007 proxy statement by recalculating option value using FAS 123R and adding 2006 non-equity compensation to column entitled “Total”. The amount granted to Mr. O’Connell was disclosed in the footnotes but was inadvertently omitted from the final calculations.

(6)	Total 2006 Summary Compensation corrects prior disclosure by recalculating option value using FAS 123R and adding 2006 non-equity compensation to column entitled “Total”. The non-equity compensation granted to Mr. Dubois was disclosed in the footnotes but was inadvertently omitted from the final calculations. Mr. Dubois’ total 2006 summary compensation includes 8,000 shares of restricted stock (value=$87,600) and 22,500 options (value=$209,925) that he was granted pursuant to his January 3, 2006 Employment Agreement as part of joining the Company.

(7)	Total 2006 Summary Compensation corrects prior disclosure by recalculating option value using FAS 123R and adding 2006 non-equity compensation to column entitled “Total”. The amount granted to Mr. Schuster was disclosed in the footnotes but was inadvertently omitted from the final calculations.

(8)	Total 2006 Summary Compensation corrects prior disclosure by recalculating option value using FAS 123R and adding 2006 non-equity compensation to column entitled “Total”. The amount granted to Mr. Warren was disclosed in the footnotes but was inadvertently omitted from the final calculations.

(9)	Mr. Wilt did not become an named executive officer until 2007, and therefore no disclosure for 2006 is required.

2007 ALL OTHER COMPENSATION

		Perquisites				Company
		and Other				Contributions
		Personal		Tax	Insurance	to Retirement and	Sales
		Benefits		Reimbursements	Premiums	401(k) Plans	Commissions	Total
Name	Year	($)		($)	($)(1)	($)(2)	($)(3)	($)

Matthew M. O’Connell	2007	18,000	(4)	—	1,520	9,000		28,520
President, Chief Executive Officer and Director
Henry E. Dubois	2007	5,221	(5)	—	788	9,000		15,009
Executive Vice President and Chief Financial Officer
William Schuster	2007	—		—	1,789	9,000		10,789
Chief Operating Officer
William L. Warren	2007	—		—	—	8,884		8,884
Senior Vice President, General Counsel and Corporate Secretary
Thornton Wilt	2007	—		—	—	7,682	71,133	78,815
Vice President, North American Sales

(1)	Life insurance premiums only.

(2)	Totals include Company matches to named executive officer contributions to 401K plan. Company has no other retirement plan in place.

(3)	Mr. Wilt is paid commissions based on all sales contracts entered into by the end of the fiscal year.

(4)	Car allowance for FY ending 2007.

(5)	Pursuant to his Employment Agreement, relocation expenses for Mr. Dubois were reimbursable up to $100,000. $94,779 was paid in FY 2006. The remaining $5,221 relocation costs were paid in FY 2007.

2007 PERQUISITES

		Personal Use of
		Company	Executive	Total Perquisites and
Name	Year	Car/Parking(1)	Relocation	Other Personal Benefits

Matthew M. O’Connell	2007	18,000	—	18,000
President, Chief Executive Officer and Director
Henry E. Dubois	2007	—	5,221 (2)	5,221
Executive Vice President and Chief Financial Officer
William Schuster	2007	—	—	—
Chief Operating Officer
William L. Warren	2007	—	—	—
Senior Vice President, General Counsel and Corporate Secretary
Thornton Wilt	2007	—	—	—
Vice President, North American Sales

(1)	Company does not pay for parking for any employee. Company provides $18,000 car allowance for the CEO only.

(2)	Pursuant to the terms of Mr. Dubois’s employment agreement, he was to be reimbursed up to $100,000 of his relocation expenses. Remaining actual expenses totaled $5,221. $94,779 of expenses was reported for FY 2006.

2007 GRANTS OF PLAN-BASED AWARDS

														Grant
											All Other	All Other		Date
											Stock	Option	Exercise	Fair
											Awards:	Awards:	or	Value of
											Number of	Number of	Base	Stock
		Estimated Possible Payouts Under			Estimated Possible Payouts Under						Shares of	Securities	Price	and
		Non-Equity Incentive Plan Awards(1)			Equity Incentive Plan Awards						Stock or	Underlying	of Option	Option
	Grant	Threshold	Target	Maximum	Threshold		Target		Maximum		Units	Options	Awards	Awards
Name	Date	($)	($)	($)	($)(#)		($)(#)		($)(#)		(#)	(#)(4)	($/Sh)(4)	($)(5)

Matthew M. O’Connell	—	39,375	157,500	315,000	$39,375	(2)	$157,500	(2)	$315,000	(2)				121,314
	4-12/2007				2,051	(3)	10,254	(3)	20,508	(3)				184,572
	4-12/2007											21,334	18	199,046
Henry E. Dubois	—	16,563	66,250	132,500	$16,563	(2)	$66,250	(2)	$132,500	(2)				49,721
	4-12/2007				549	(3)	2,744	(3)	5,488	(3)				49,392
	4-12/2007											5,709	18	53,265
William Schuster	—	17,241	68,961	137,922	$17,241	(2)	$68,961	(2)	$137,922	(2)				54,479
	4-12/2007				475	(3)	2,376	(3)	4,752	(3)				42,768
	4-12/2007											4,945	18	46,137
William L. Warren	—	13,892	55,568	111,136	$13,892	(2)	$55,568	(2)	$111,136	(2)				46,972
	4-12/2007				350	(3)	1,752	(3)	3,504	(3)				31,536
	4-12/2007											3,646	18	34,017
Thornton Wilt	—	7,205	28,821	57,641	$7,205	(2)	$28,821	(2)	$57,641	(2)				22,768
	4-12/2007				282	(3)	1,410	(3)	2,820	(3)				25,380
	4-12/2007											2,934	18	27,374

(1)	These columns show the range of potential cash payouts that each named executive officer was entitled to earn for calendar year 2007 pursuant to annual non-equity incentive awards made under the Annual Incentive Plan as described in the section titled “Performance-Based Incentive Compensation” in the Compensation Discussion and Analysis. The threshold amount is based on 25% of the named executive officer’s target bonus amount, and the maximum payout is 200% of the named executive officer’s target bonus amount. Actual bonus payments made to the named executive officers are disclosed in the Summary Compensation Table in the column titled “Non-equity Incentive Plan Compensation.” The Annual Incentive payments were approved by the Compensation Committee in relation to 2007 compensation on April 3, 2008 (with respect to Messrs. Dubois, Schuster, Warren, and Wilt) and April 7, 2008 with respect to Mr. O’Connell.

(2)	These amounts are denominated in dollars but payable in stock in the form of whatever number of shares such amount will translate into at the time of the payout. The 2007 awards under the Annual Incentive Plan (as described in the section titled “Performance-Based Incentive Compensation” in the Compensation Discussion and Analysis) were to be paid 100% as cash awards. However, due to the delay in the launch of GeoEye-1 from its expected April 2008 launch, the Board decided to make 50% of the value of the awards in restricted stock (rather than being fully paid in cash) valued as of the date of grant, with a vesting date on the earlier of (i) one year from issuance or (ii) 7 days following successful check out of GeoEye-1. The Board decided to calculate the number of shares of restricted stock awards using the average of the high and low trading price on the date of grant. These columns show the range of potential equity awards (denominated in dollars at their Grant Date Fair Market Value) that each named executive officer was entitled to earn for calendar year 2007 pursuant to the Annual Incentive Plan. The threshold amount is based on 25% of the named executive officer’s target bonus amount, and the maximum payout is 200% of the named executive officer’s target bonus amount. Actual bonus payments made to the named executive officers are disclosed in the Summary Compensation Table in the column titled “Stock Awards.” These Annual Incentive payments were approved by the Compensation Committee in relation to 2007 compensation on April 3, 2008 (with respect to Messrs. Dubois, Schuster, Warren, and Wilt) and April 7, 2008, with respect to Mr. O’Connell. See “Compensation Discussion and Analysis” above under the heading “Executive Annual Incentive Compensation Program” for additional information.

(3)	These amounts relate to grants in the form of restricted stock units (“RSU”s) issued under our Long-Term Incentive Plan (“LTIP”). “Target” is the number of RSUs awarded in 2007. “Threshold” represents the lowest possible payout (20 percent of the grant) if there is a payout, and “Maximum” reflects the highest possible payout (200 percent of the grant). These RSUs were designed with a performance cycle of 2007 through 2009. The RSUs vest 100% and convert into shares of common stock if the named executive officer is still an employee on the third anniversary of the grant date (the “Vesting Date”). RSUs will only vest if the named executive officer is employed by us on the Vesting Date. See “Compensation Discussion and Analysis” above under the heading “Long-Term Incentive Compensation” for additional information.

(4)	All option grants made in 2007 were in the form of LTIP grants. Options to purchase common stock have an exercise price of $18.00 per share and will vest annually over a four year period, with 25% vesting each April 12, beginning April 12, 2008.

(5)	Grant date fair value assumptions are consistent with those disclosed in Note 3, “Significant Accounting Policies — Stock Based Compensation” to our Consolidated Financial Statements found in our 2007 Annual Report on Form 10-K. Valuation for option grants, pursuant to FAS 123R is based on the Black Scholes model. Options granted have a per share value of $9.33. Valuation for stock or RSU grants pursuant to FAS 123R is based on the average of the high and low trading prices on the grant date. All RSUs or restricted stock granted has a per share value of $18.00. All calculations are rounded to nearest dollar.

2007 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards								Stock Awards
															Equity
															Incentive
													Equity		Plan
													Incentive		Awards:
													Plan		Market or
													Awards:		Payout
						Equity							Number of		Value of
						Incentive Plan						Market	Unearned		Unearned
						Awards:						Value of	Shares,		Shares,
		Number of		Number of		Number of				Number of		Shares or	Units		Units
		Securities		Securities		Securities				Shares or		Units of	or Other		or Other
		Underlying		Underlying		Underlying				Units of		Stock	Rights		Rights
		Unexercised		Unexercised		Unexercised	Option			Stock That		That	That		That
	Option	Options/SARS		Options		Unearned	Exercise	Option		Have Not		Have Not	Have Not		Have Not
	Grant	(#)		(#)		Options	Price	Expiration	Stock/RSU	Vested		Vested	Vested		Vested
Name	Date	Exercisable(1)		Unexercisable(1)		(#)	($)	Date	Grant Date	(#)		($)(2)	(#)		($)(2)

Matthew M. O’Connell									6/30/2004	—		—
President, Chief Executive	9/24/2004	36,246	(3)	9,061	(3)		6.5	9/23/2014	7/1/2004	—		—	—		—
Officer and Director									3/24//2005	—		—	—		—
									8/31/2006	—		—	—		—
	4/12/2007	5,762	(4)	17,283	(4)		18	4/11/2015	4/12/2007				11,673	(5)	392,796
	4/12/2007	5,332	(6)	16,002	(6)		18	4/11/2015	4/12/2007				10,254	(7)	345,047
									4/12/2007				17,850	(8)	600,653

Henry E. Dubois	1/3/2006	11,250	(9)	11,250	(9)		10.95	1/2/2016	1/3/2006	5,000	(10)	168,250	—		—
Executive Vice President	4/12/2007	1,828	(4)	5,481	(4)		18	4/11/2015	4/12/2007	—		—	3,702	(5)	124,572
and Chief Financial Officer	4/12/2007	1,428	(6)	4,281	(6)		18	4/11/2015	4/12/2007	—		—	2,744	(7)	92,336
									4/12/2007				5,903	(8)	198,636

William Schuster	12/6/2004	16,696	(11)	5,566	(11)		18.25	12/5/2014	12/6/2004	2,500	(12)	84,125
Chief Operating Officer	4/12/2007	1,336	(4)	4,005	(4)		18	4/11/2015	4/12/2007				2,705	(5)	91,023
	4/12/2007	1,237	(6)	3,708	(4)		18	4/11/2015	4/12/2007				2,376	(7)	79,952
								4/11/2015	4/12/2007				6,513	(8)	219,162

William L. Warren									7/1/2004	—		—
Senior Vice President,	9/24/2004	17,087	(3)	4,272	(3)		6.5	9/23/2014	3/24/2005	—		—
General Counsel and	4/12/2007	1,116	(4)	3,501	(4)		18	4/11/2015	4/12/2007				2,364	(5)	79,549
Corporate Secretary	4/12/2007	910	(6)	2,736	(6)		18	4/11/2015	4/12/2007				1,752	(7)	58,955
									4/12/2007				5,022	(8)	168,990

Thornton Wilt	11/2/2006	15,000	(13)	5,000	(13)			1/23/2016
Vice President, North	4/12/2007	776	(4)	2,325	(4)			4/11/2015	4/12/2007				1,574	(5)	52,965
American Sales	4/12/2007	732	(6)	2,202	(6)			4/11/2015	4/12/2007				1,410	(7)	47,447

(1)	Except as described in notes (2) and (3), options vest at a rate of 25% per year on the grant’s anniversary date over the first four years of the eight-year option term.

(2)	Based on closing stock price of $33.65 on December 31, 2007, the last day of the fiscal year.

(3)	Mr. O’Connell was awarded 45,307 options to purchase common stock under the 2003 Incentive Plan, of which 36,246 options have vested as of December 31, 2007, and of which the remaining 9,061 options will vest on December 31, 2008. These options vest at a rate of 20% per year over the first five years of the ten-year option term.

Mr. Warren was awarded 21,359 options to purchase common stock under the 2003 Incentive Plan, of which 17,087 options have vested as of December 31, 2007 and the remaining 4,272 options will vest on December 31, 2008. These options vest at a rate of 20% per year over the first five years of the ten-year option term.

(4)	This amount represents the number of options issued to the named executive officer under our Long-Term Incentive Plan (“LTIP”) with respect to the 2006-2008 performance cycle. The options will vest at a rate of 25% per year on the grant’s anniversary date over the first four years of the eight-year option term.

(5)	This amount represents the target number of restricted stock units (“RSU”s) issued under our LTIP with respect to the 2006-2008 performance cycle. The RSUs will vest, if at all, based on the financial performance of the Company during this period and will be converted into shares of common stock on the third anniversary of the grant date (the “Vesting Date”). The RSUs will only vest if the named executive officer is employed by us on the Vesting Date.

(6)	This amount represents the number of options issued to the named executive officer under our LTIP with respect to the 2007-2009 performance cycle. The options will vest at a rate of 25% per year on the grant’s anniversary date over the first four years of the eight-year option term.

(7)	This amount represents the target number of RSUs issued under our LTIP with respect to the 2007-2009 performance cycle. The RSUs will vest, if at all, based on the financial performance of the Company during this period and will be converted into shares of common stock on the third anniversary of the grant date (the “Vesting Date”).

The RSUs will only vest if the named executive officer is employed by us on the Vesting Date.

(8)	This amount represents the number of performance shares granted as the stock portion of the named executive officer’s annual performance payments for 2006, of which the shares will vest 30 days after the launch and check-out of Geo-Eye 1.

(9)	Pursuant to his Employment Agreement, Mr. Dubois was awarded 22,500 options to purchase common stock under the 2003 Incentive Plan, which vest 25% per year, beginning December 31, 2006.

(10)	Pursuant to his Employment Agreement, Mr. Dubois was awarded 8,000 shares of restricted stock under the 2003 Incentive Plan. As of December 31, 2007, 3,000 shares had vested. The remaining 5,000 shares vest entirely on January 1, 2009.

(11)	Pursuant to his Employment Agreement, Mr. Schuster was awarded 22,262 options to purchase common stock under the 2003 Incentive Plan, which vest 25% per year, beginning December 31, 2005.

(12)	Pursuant to his Employment Agreement, Mr. Schuster was awarded 10,000 shares of restricted common stock under the 2003 Incentive Plan, of which 7,500 shares have vested and of which the remaining 2,500 shares will vest on December 31, 2008.

(13)	Mr. Wilt was awarded 20,000 options to purchase common stock under the 2006 Omnibus Plan, of which 15,000 options have vested as of December 31, 2007, and of which the remaining 5,000 options will vest on December 31, 2008.

2007 OPTION EXERCISES AND STOCK VESTED TABLE

	Option Awards		Stock Awards
		Value Realized		Number of Shares		Value Realized
	Number of Shares	on Exercise		Acquired on Vesting		on Vesting
Name	Acquired on Exercise	(1)($)	Vesting Date	(#)		(2)($)

Matthew M. O’Connell	—	—	8/31/2007	5,833	(3)	87,495	(4)
President, Chief Executive Officer and Director
Henry E. Dubois	—	—	—	—		—
Executive Vice President and Chief Financial Officer
William Schuster	—	—	12/31/2007	2,500	(5)	84,125	(6)
Chief Operating Officer
William L. Warren	—	—	—	—		—
Senior Vice President, General Counsel and Secretary
Thornton Wilt	—	—	—	—		—
Vice President, North American Sales

(1)	Value calculated by multiplying closing price of stock on day before exercise by number of options exercised.

(2)	Value calculated by multiplying FMV (closing price on vesting date) of stock by number of shares vested.

(3)	Represents the stock portion of Mr. O’Connell’s 2005 bonus which was granted on August 31, 2006 and vested August 31, 2007.

(4)	FMV on August 31, 2007 vest date was $15.00.

(5)	Pursuant to Mr. Schuster’s employment agreement, he was awarded 10,000 shares of restricted stock which vest equally over a four period beginning on December 31, 2005. This represents the third vested tranche of shares.

(6)	FMV on December 31, 2007 was $33.65.

POTENTIAL PAYMENTS UPON TERMINATION WITHOUT CAUSE

				Accelerated	Accelerated	Life	Medical
	Salary(2)	Bonus(3)		Options(4)	Stock(4)	Insurance(5)	Insurance(5)
Name(1)	($)	($)		($)	($)	($)	($)

Matthew M. O’Connell
President, Chief Executive Officer and Director
Termination w/out Cause	420,000	121,314		—	—	1,520	—
Death	(6)		(6)	—	—	—	—
Henry E. Dubois
Executive Vice President and Chief Financial Officer
Termination w/out Cause	265,000	49,721		—	—	788	12,155
Death			(6)		—	—	—
William Schuster
Chief Operating Officer
Termination w/out Cause	206,882	54,479		—	—	1,342	9,149
Death			(6)		—	—	—
William L. Warren
Senior Vice President, General Counsel and Corporate Secretary
Termination w/out Cause	111,136	46,972		—	—	—	—
Death	—	—		—	—		—

(1)	The respective employment agreements for Messrs O’Connell, Schuster and Dubois or offer letter (in the case of Mr. Warren) outline the compensation and benefits which would be offered for a defined period of time (“Severance Period”) in the event of a termination without cause. All named executive officers, except Mr. Wilt, are entitled to their base salary, paid bi-weekly, for the prescribed period and the prorated portion of their bonuses. Additionally, all named executive officers except for Messrs. Warren and Wilt are entitled to the continuation of the company-paid medical and life insurance premiums during the Severance Period that they had while employed. The Severance Period for both Messrs. O’Connell and Dubois is 12 months. The severance period for Mr. Schuster is 9 months, and the severance period for Mr. Warren is 6 months. All totals in table assume a termination without cause as of the December 31, 2007.

(2)	Based on length of Severance Period.

(3)	All named executive officers, except for Messrs. Warren and Wilt, are eligible for bonus payments during Severance Period. Each of Messrs. O’Connell, Schuster and Dubois is entitled to a payment of that portion of the bonus, if any, that he would be entitled to for the calendar year based upon performance for such year pro-rated based upon the number of full months that he was employed in such year, payable at the time such amount would otherwise have been due.

(4)	There is no provision for acceleration of stock or options in the case of Termination without Cause. Any unvested options or stock will be cancelled.

(5)	All life insurance and medical payments are made throughout the Severance Period.

(6)	In the event of death, the Company will pay any earned but unpaid salary at the time of death, and at the time such amount would otherwise have been due, a pro rata portion of the bonus, if any, which may otherwise have been paid with respect to the annual period in which death occurs.

POTENTIAL PAYMENTS UPON CHANGE IN CONTROL

	Credited		Accelerated	Accelerated	Life Insurance	Medical
	Compensation	Bonus	Options	Stock	Pmts	Insurance
Name(1)	(2)($)	($)	(4)($)	(5)($)	(6)($)	(6)($)

Matthew M. O’Connell
President, Chief Executive Officer and Director
Change in Control(1)	1,082,628	121,314	3,017,934	6,988,802	3,040	—
Death	—	—	—	—	—	—
Henry E. Dubois
Executive Vice President and Chief Financial Officer
Change in Control(1)	314,721	49,721	1,195,181	767,826	788	12,155
Death
William Schuster
Chief Operating Officer
Change in Control(1)	330,322	54,479	1,095,240	795,596	1,789	12,155
Death	—	—	—	—	—	—
William L. Warren
Senior Vice President, General Counsel and Corporate Secretary
Change in Control(1)	269,244	46,972	998,463	487,728	—	4,083
Death	—	—	—	—	—	—

(1)	All named executive officers, with the exception of Mr. Wilt, are covered under the Key Employee Change In Control Severance Plan (“CIC Plan”). Mr. O’Connell is considered a Tier 1 employee. Messrs. Dubois, Schuster and Warren are considered Tier 2 employees.

(2)	An employee who is covered under the CIC Plan is entitled to the aggregate of his annual base salary as determined immediately prior to the severance date and most recent bonus. (“Credited Compensation”). A Tier 1 Employee is entitled to Credited Compensation multiplied by 2, and a Tier 2 employee is entitled to Credited Compensation multiplied by 1.

(3)	Both Tier 1 and Tier 2 employees are entitled to a pro rata portion to the severance date of the employee’s most recently established target for the annual non-equity incentive compensation, calculated by multiplying the target amount by the fraction obtained by dividing the number of full months and any fractional portion of a month during the Company’s fiscal year in which the employee was employed by Company through the severance date, by 12.

(4)	Pursuant to CIC, each severed employee shall on severance date become immediately vested in all outstanding equity awards, including any derivative and non-derivative securities. Value for options is determined by multiplying the aggregate of the outstanding vested and unvested options by closing price at year’s end: $33.65.

(5)	Pursuant to CIC, each severed employee shall on severance date become immediately vested in all outstanding equity awards, including any derivative and non-derivative securities. Value for stock or restricted stock unit is determined by multiplying the aggregate of the outstanding vested and unvested stock or stock units by closing price at year’s end: $33.65.

(6)	For a period of 24 months for a Tier 1 employee or 12 months for a Tier 2 Employee, the Company shall reimburse him or his eligible dependents for or provide direct payment to the insurance carrier for the premium costs necessary to continue their participation in the Company’s medical and dental plans that the employee participated in while employed with the Company, prior to the severance date.

2007 DIRECTOR COMPENSATION

	Fees Earned or
	Paid in Cash	Stock Awards	Total
Name	(1)($)	(2)($)	($)

James A. Abrahamson	32,250	50,000	82,250
Joseph M. Ahearn	28,500	50,000	78,500
Martin C. Faga	25,500	50,000	75,500
Lawrence A. Hough	32,750	50,000	82,750
Michael F. Horn, Sr.	—	—	—
Roberta E. Lenczowski	9,708	—	9,708
James M. Simon, Jr.	28,000	50,000	78,000
William Sprague	22,000	50,000	72,000

(1)	For 2007, each non-employee director received an in-person attendance fee of $1,500 and a telephonic attendance fee of $750 for each full Board meeting and an in-person attendance fee of $1,000 and a telephonic attendance fee of $500 for each Committee meeting. Messrs. Abrahamson and Ahearn each received an additional retainer fee of $5,000 for their service as Chairman of the Board and Chairman of the Audit Committee, respectively. In addition, Messrs. Hough and Simon received additional retainer fees of $3,000 for their service as Chairman of the Compensation Committee and Chairman of the Strategy Committee, respectively. Mr. Horn was not elected to the Board until the December 13, 2007 and was eligible for compensation beginning January 1, 2008.

(2)	On January 1, 2007, each non-employee director currently sitting on the Board, received $50,000 of deferred stock units (based on the average of the high and low trading prices on the date of grant) which vest 50% each six months after the date of grant, to be settled with shares of common stock six months after such director leaves the Board.

Equity Compensation Plan Information

The following describes all of the Company’s equity compensation plans in effect as of December 31, 2007.

2006 Omnibus Stock Incentive Plan

Effective December 31, 2006, Company adopted the 2006 Omnibus Stock and Performance Incentive Plan (the “2006 Plan”) to reward certain corporate officers and employees, certain consultants and non-employee directors of the Company and its Subsidiaries by providing for certain cash benefits and by enabling them to acquire shares of Common Stock of the Company. Under the 2006 Plan, no Award shall be granted if it shall result in the aggregate number of shares of Common Stock issued under the 2006 Plan plus the number of shares of Common Stock covered by or subject to Awards then outstanding under this Plan (after giving effect to the grant of the Award in question) to exceed 1,700,000. No more than 1,000,000 shares of Common Stock shall be available for Incentive Stock Options. No more than 1,500,000 shares of Common Stock shall be available for Stock Awards.

As of the effective date of the 2006 Plan, (i) any shares of Common Stock available for future awards under the Prior Plans and (ii) any shares of Common Stock represented by awards granted under the Prior Plans that are forfeited, expire or are canceled without delivery of shares of Common Stock, or which result in the forfeiture of shares of Common Stock back to the Company, shall be available for Awards under the 2006 Plan and no new awards shall be granted under the Prior Plans.

Non-Employee Director Awards under Plan

A Director Award may be in the form of an Option; provided that Options granted as Director Awards shall not be Incentive Stock Options. The Grant Price of an Option shall be not less than the Fair Market Value of the Common Stock subject to such Option on the Grant Date. In no event shall the term of the Option extend more than ten (10) years after the Grant Date. Options may not include provisions that “reload” the option upon exercise. Subject to the foregoing provisions, the terms, conditions, and limitations applicable to any Options awarded to participants, including the Grant Price, the term of the Options, the number of shares subject to the Option and the date or dates upon which they become exercisable, shall be determined by the Board.

A Director Award may be in the form of a Stock Award. Any terms, conditions, and limitations applicable to any Stock Awards granted to a Nonemployee Director pursuant to this Plan, including but not limited to rights to Dividend Equivalents, shall be determined by the Board. Notwithstanding anything to the contrary contained in the 2006 Plan, no Director may be granted, during any fiscal year, Director Awards consisting of Options that are exercisable for more than 20,000 shares of Common Stock and Director Awards consisting of Stock Awards covering or relating to more than 20,000 shares of Common Stock.

401(k) Employee Savings Plan

The Company has a tax-qualified 401(k) Employee Savings Plan (the “Savings Plan”) for its employees generally, in which the executive officers also participate. Under the Savings Plan, eligible employees are permitted to defer receipt of their compensation up to the maximum amount allowed by law, with the employee’s contribution not to exceed $15,500 for the current year (subject to certain limitations imposed under the Internal Revenue Code of 1986, as amended (the “Code”)). The Savings Plan provides that a discretionary match of employee deferrals may be made by the Company in cash or stock. Pursuant to the Savings Plan, the Company has elected to match 100% of the first 4% of employee deferral subject to limitations imposed by the Internal Revenue Service. The amounts held under the Savings Plan (except for matching contributions by the Company in Common Stock) are invested among various investment funds maintained under the Savings Plan in accordance with the directions of each participant. Except for customary “blackout” periods imposed from time to time by the Company on all employees including executive officers, the Savings Plan does not restrict employees from selling vested shares of the Company’s Common Stock held in the plan. Salary deferral contributions by employees under the Savings Plan are 100% vested. Company contributions vest 33.3% at the completion of the first year of employment, 33.3% after the second year of employment with the remaining 33.3% vesting at the completion of the third year of employment. All company contributions after the completion of the third year of employment are fully vested. Participants or their beneficiaries are entitled to payment of vested benefits upon termination of employment.

Employment Agreements and Change In Control Agreements

Company has provided for compensation to several named executive offices in the event of an involuntary separation from employment without cause or a change in control. Please see the tables entitled “Potential Payments Upon Termination without Cause” and “Potential Payments Upon Change in Control” above.

Employment Agreements/Severance Agreements

The Company and Matthew O’Connell entered into an employment agreement effective as of October 27, 2003, pursuant to which Mr. O’Connell serves as our President and Chief Executive Officer. The employment agreement calls for an initial base salary of $350,000, an annual target bonus, a special bonus which was paid in 2005 when the company refinanced the then outstanding senior notes and senior subordinated notes, Mr. O’Connell’s initial restricted stock grant, a company paid life insurance policy and eligibility for stock options. The annual bonus is subject to review of the Board on an annual basis, and the award of the annual bonus is based upon the achievement of performance objectives of Mr. O’Connell personally and the company as a whole. In the event Mr. O’Connell is terminated without cause, he will have a one year severance period, during which he will receive an amount equal to his base salary for one year, payment of the annual bonus for the current year to which he would be entitled (pro-rated for the number of months he was employed during the year), and continuation of all health and life insurance benefits during his one year severance period.

The Company and William Schuster entered into an employment agreement effective as of December 6, 2004, pursuant to which Mr. Schuster serves as Chief Operating Officer. The employment agreement calls for an initial base annual salary of $242,500 and an annual target bonus. The agreement also provides for Mr. Schuster to receive an initial restricted stock grant of 10,000 shares of Common Stock to vest in equal installments over a four year period beginning with December 31, 2005, options to purchase 22,262 shares of Common Stock to vest in equal installments over a four year period beginning with December 31, 2005, and a company paid life insurance policy.

The annual bonus is subject to review of the Chief Executive Officer and the Board on an annual basis and the award of the annual bonus is based upon the achievement of performance objectives of Mr. Schuster personally and the company as a whole. In the event Mr. Schuster is terminated without cause, he will have a nine month severance period, during which he will receive an amount equal to his base salary for such period, payment of the annual bonus for the current year to which he would be entitled (pro-rated for the number of months he was employed during the year), and continuation of all health and life insurance benefits during his nine month severance period.

The Company and Henry Dubois entered into an employment agreement effective as of January 3, 2006, pursuant to which Mr. Dubois serves as an Executive Vice President and the Chief Financial Officer of the Company. The employment agreement calls for an initial base salary of $250,000, an annual target bonus, 8,000 shares of stock, of which 3,000 shares vested on August 2, 2006 and of which the remaining 5,000 shares will vest entirely on January 1, 2009, up to $74,000 to cover taxes associated with such shares, options to purchase 22,262 shares of Common Stock to vest in equal installments over a four year period beginning with December 31, 2006, a company paid life insurance policy and payment of up to $100,000 of relocation expenses. The annual bonus is subject to review of the Chief Executive Officer and the Board on an annual basis, and the award of the annual bonus is based upon the achievement of performance objectives of Mr. Dubois and the company as a whole. In the event Mr. Dubois is terminated without cause, he will have a one year severance period during which he will receive an amount equal to his base salary for such period, payment of the annual bonus for the current year to which he would be entitled (pro-rated for the number of months he was employed during the year), and continuation of all health and life insurance benefits during his one year severance period.

The Company does not have an Employment agreement with either Mr. Wilt or Mr. Warren. However, under the terms of his offer letter, in the event Mr. Warren is terminated without cause, he will have a six month severance period, during which he will receive an amount equal to his base salary for such period.

Change In Control Agreements

Under the 2006 Plan, in the event of a Change of Control during an named executive officer’s employment (or service as a Nonemployee Director or Consultant) with the Company or one of its Subsidiaries, (i) each Award granted to the Participant under the 2006 Plan shall become immediately vested and fully exercisable and any restrictions applicable to the Award shall lapse (regardless of the otherwise applicable vesting or exercise schedules or performance goals provided for under the Award Agreement) and (ii) if the Award is an Option or SAR, such Award shall remain exercisable until the expiration of the term of the Award or, if the Participant should die before the expiration of the term of the Award, until the earlier of (a) the expiration of the term of the Award or (b) two (2) years following the date of the Participant’s death. The foregoing description is subject to limited exceptions and does not apply if the applicable Award Agreement expressly provides to the contrary.

On April 12, 2007, the Board, upon recommendation of the Compensation Committee, approved and adopted the Key Employee Change in Control Severance Plan for certain key employees of the Company and its subsidiaries (the “Change in Control Severance Plan”). The Change in Control Severance Plan, effective as of January 1, 2007, provides for payments and benefits to members of senior management in the event of a change of control of the Company and a subsequent termination of employment under the circumstances described below. Employees of the Company and its subsidiaries may be selected to participate in the Change in Control Severance Plan by the Board as “Tier I” or “Tier II” participants. The Board designated Matthew M. O’Connell, President and CEO, to participate in the Change in Control Severance Plan as a Tier I participant and William Schuster, COO, Henry E. Dubois, Executive Vice President and CFO, and William L Warren, Senior Vice President and General Counsel, to participate in the Change in Control Severance Plan as Tier II participants.

Under the terms of the Change in Control Severance Plan, upon a participant’s termination of employment by the Company without “cause” or by a participant for “good reason” within two years following a “change in control” of the Company, the participant will be entitled to receive the following payments and benefits, provided that the participant executes and delivers a release to the Company:

•	an amount equal to the participant’s “credited compensation,” multiplied by (i) two for Tier I participants, or (ii) one for Tier II participants;

•	a pro rata portion of the participant’s target annual cash incentive compensation (determined at one hundred percent of target) for the year in which the termination occurs;

•	a payment equal to the cost of outplacement services and financial counseling for one year following termination;

•	a payment equal to (i) 24 times for Tier I participants, or (ii) 12 times for Tier II participants, the total monthly premium payment paid by the Company for life insurance benefits for the month prior to termination;

•	for 24 months following termination of a Tier I participant, or for 12 months following termination for a Tier II participant, reimbursement by the Company (or direct payment to the insurance carrier) of the premium costs necessary for the participant and his or her dependents to continue participating in the Company’s medical and dental plans; and

•	full vesting of all outstanding equity awards held by the participant.

“Credited compensation” is defined in the Change in Control Severance Plan to mean the aggregate of (i) the participant’s annual base salary determined immediately prior to the date of termination, and (ii) one hundred percent of the participant’s most recently established target for annual cash incentive compensation. All severance amounts, other than the medical and dental premium payments, are payable in a single lump sum as soon as reasonably practicable following receipt by the Company of an executed release from the participant, subject to a possible six-month delay to comply with Section 409A of the Code, as applicable. In addition, the Company must make a gross-up payment to a participant in the event any payment or benefit made to the participant under the Change in Control Severance Plan will be subject to the excise tax imposed by Section 4999 of the Code. The gross-up payment is to be in an amount sufficient to make the participant whole for all taxes (including withholding taxes) and any associated interest and penalties imposed as a result of Section 4999 of the Code (but excluding any taxes, interest or penalties imposed by Section 409A of the Code), subject to certain exceptions set forth in the Change in Control Severance Plan. In addition, in consideration of the payments and benefits received pursuant to the Change in Control Severance Plan, each participant is subject to non-competition and non-solicitation covenants following a termination for (i) 24 months in the case of a Tier I participant, or (ii) 12 months in the case of a Tier II participant.

Interest of Certain Persons in Matters to Be Acted On

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, through security holdings or otherwise in the ratification of the Company’s independent registered public accounting firm, which is not shared by all other stockholders.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics (the “COBCE”) that applies to all Company employees including executive officers, as well as each member of the Board. The COBCE includes policies on employment, conflicts of interest, and the protection of confidential information and requires adherence to all laws and regulations applicable to the conduct of our business. The COBCE is designed to promote honest and ethical conduct, including the avoidance, and unethical handling, of conflicts of interest between personal and professional relationships and to ensure compliance with applicable law, rules and regulations. The COBCE is available at our website http://www.geoeye.com on our Investor Relations page. We make our website content available for information purposes only. It should not be relied upon for investment purposes, nor is it incorporated by reference in this Proxy Statement. In addition, the COBCE is also available in print free of charge to any stockholder who requests it by contacting our Investor Relations Department either by mail at our corporate headquarters or by telephone at (703) 480-7500.

PROPOSAL 2

APPROVAL OF GEOEYE, INC. 2008 EMPLOYEE STOCK PURCHASE PLAN

Introduction

On April 3, 2008, the Board adopted, subject to stockholder approval, the GeoEye, Inc. 2008 Employee Stock Purchase Plan (the “2008 Plan”) for eligible employees of GeoEye, Inc. and its subsidiaries. If the 2008 Plan is not approved by a majority of our stockholders, it will not become effective. If the 2008 Plan is approved by our stockholders, we intend to file with the Securities and Exchange Commission a Registration Statement on Form S-8 covering the shares of common stock issuable under the 2008 Plan.

The purpose of the 2008 Plan is to assist eligible employees in acquiring stock ownership interest in the Company, to help them provide for their future security and to encourage them to remain in the employment of the Company and its subsidiaries. Under the 2008 Plan, during the offering periods, employees may purchase shares of Common Stock of the Company, through payroll deductions, at a discounted price of 85% of the fair market value of a share of our Common Stock (“Purchase Price”) on the date of purchase. A summary of the principal provisions of the 2008 Plan is set forth below. A copy of the 2008 Plan is attached hereto as Appendix 4.

Summary of the 2008 Plan

Administration

The administrator of the 2008 Plan shall be the Compensation Committee of the Board (or another committee or a subcommittee of the Board to which the Board delegates administration of the 2008 Plan) (such committee, the “Administrator”), which Administrator shall consist solely of two or more members of the Board each of whom is a “non-employee director” within the meaning of Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the Exchange Act and which Administrator is otherwise constituted to comply with applicable law. The Administrator shall have the several enumerated powers including determining when and how rights to purchase stock of the Company shall be granted and provisions of each offering of such rights.

Shares Subject To 2008 Plan

The 2008 Plan currently provides for a maximum of 500,000 shares of Common Stock in the aggregate or 100,000 shares of Common Stock per year which may be issued or transferred pursuant to rights granted under the 2008 Plan. If any right granted under the 2008 Plan shall for any reason terminate without having been exercised, the Stock not purchased under such right shall again become available under the 2008 Plan. Any Stock distributed pursuant to the 2008 Plan may consist, in whole or in part, of authorized and unissued Stock, treasury stock or Stock purchased on the open market. As of April 7, 2008, the closing price per share of our Common Stock on the NASDAQ Stock Market was $24.94 per share.

Offering Periods

Under the 2008 Plan, the Administrator may grant or provide for grants of rights to purchase Stock during one of more periods (“Offering Period”) selected by the Administrator commencing on such dates (each, an “Enrollment Date”). The terms and conditions applicable to each Offering Period shall be set forth in an “Offering Document” which shall include one or more dates during an Offering Period on which rights granted under the 2008 Plan shall be exercised and purchases of Stock carried out in accordance with the Offering Document and 2008 Plan.

Eligibility

Any Employee of the Company or a subsidiary designated as eligible to participate by the Administrator (each, a “Designated Subsidiary” and together with the Company, the “Company”) who currently is not nor will be 5% owner of stock of the Company, whose customary employment is at least 20 hours per week and at least five months per calendar year, is eligible to purchase stock under the 2008 Plan (“Eligible Employee”). Any Eligible Employee who shall be employed by the Company on the day immediately preceding a given Enrollment Date for an Offering Period shall be eligible to participate in the 2008 Plan during such offering period. As of April 7, 2008, approximately 412 individuals, including each of our named executive officers, would be considered Eligible Employees for purposes of the 2008 Plan.

Enrollment in 2008 Plan

Except as otherwise set forth in an Offering Document, an Eligible employee may become a participant in the 2008 Plan (“Participant”) for an Offering Period by delivering a participation agreement to the Company prior to the Enrollment Date for such Offering Period. (“Participation Agreement”). Each Participation Agreement shall designate a whole percentage, between 1% and 10% (or such other percentage as may be specified by the Administrator) of such Eligible Employee’s Compensation to be withheld by the Company on each payday during the Offering Period as payroll deductions under the 2008 Plan. A Participant’s completion of a participation agreement will enroll such Participant in the 2008 Plan for each subsequent Offering Period on the terms contained therein until the Participant either submits a new Participation Agreement, withdraws from participation under the 2008 Plan or otherwise becomes ineligible to participate in the 2008 Plan.

Payroll Deductions

The payroll deductions made for each Participant shall be credited to an account for such Participant under the 2008 Plan and shall be deposited with the general funds of the Company. A Participant may change the percentage of Compensation designated in his or her Participation Agreement, subject to the limits within the 2008 Plan, or may suspend his or her payroll deductions, or may resume payroll deductions pursuant to a new Participation Agreement, at any time during an Offering Period; provided, however, that the Administrator may limit the number of changes a Participant may make to his or her payroll deduction elections during each Offering Period in the applicable Offering Document. ). In the event a Participant suspends his or her payroll deductions, such Participant’s cumulative payroll deductions prior to the suspension shall remain in his or her account and shall not be paid to such Participant unless he or she withdraws from participation in the 2008 Plan pursuant to Article 8 of the 2008 Plan. Except as otherwise set forth in an Offering Document, a Participant may participate in the 2008 Plan only by means of payroll deduction and may not make contributions by lump sum payment for any Offering Period.

Purchase/Exercise Rights

On Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted a right to purchase the maximum number of shares of Stock purchasable each calendar year (see — Limitations on Purchase below) and shall have the right to buy, on each Purchase Date during such Offering Period (at the applicable Purchase Price), such number of shares of the Company’s Stock as is determined by dividing (a) such Participant’s payroll deductions accumulated prior to such Purchase Date and retained in the Participant’s account as of the Purchase Date, by (b) the applicable Purchase Price. The right shall expire on the last day of the Offering Period.

On each Purchase Date, each Participant’s accumulated payroll deductions and any other additional payments specifically provided for in the applicable Offering Document will be applied to the purchase of whole shares of Stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the 2008 Plan and the applicable Offering Document, at the Purchase Price. No fractional shares shall be issued upon the exercise of rights granted under the 2008 Plan, unless the Offering Document specifically provides otherwise. The amount, if any, of accumulated payroll deductions remaining in each Participant’s account after the purchase of shares on each Purchase Date shall be distributed in full to the Participant after such Purchase Date.

If the Administrator determines that, on a given Purchase Date, the number of shares of Stock with respect to which rights are to be exercised may exceed (i) the number of shares of Stock that were available for issuance under the 2008 Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares of Stock available for issuance under the 2008 Plan on such Purchase Date, the Administrator may in its sole discretion provide that the Company shall make a pro rata allocation of the shares of Stock available for purchase on such Enrollment Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants for whom rights to purchase Stock are to be exercised pursuant Article VII of the 2008 Plan, on such Purchase Date, and shall either (x) continue all Offering

Periods then in effect, or (y) terminate any or all Offering Periods then in effect pursuant to Article X of the 2008 Plan. The Company may make pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the 2008 Plan by the Company’s stockholders subsequent to such Enrollment Date. The balance of the amount credited to the account of each Participant which has not been applied to the purchase of shares of stock shall be paid to such Participant in one lump sum in cash as soon as reasonably practicable after the Purchase Date.

Limitations on Purchase

An Eligible Employee may be granted rights under the 2008 Plan only if such rights do not permit such employee’s rights to purchase stock of the Company to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined as of the first day of the Offering Period during which such rights are granted) for each calendar year in which such rights are outstanding at any time. A Participant’s payroll deductions may be suspended by the Administrator at any time during an Offering Period.

Withholding Taxes

At the time a Participant’s rights under the 2008 Plan are exercised, in whole or in part, the Participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the right. At any time, the Company may, but shall not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company to meet applicable withholding obligations.

Withdrawal from Offering Period

A Participant may withdraw all but not less than all of the payroll deductions credited to his or her account and not yet used to exercise his or her rights under the 2008 Plan at any time by giving written notice to the Company in a form acceptable to the Administrator. All of the Participant’s payroll deductions credited to his or her account during the Offering Period shall be paid to such Participant as soon as reasonably practicable after receipt of notice of withdrawal and such Participant’s rights for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a Participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the next Offering Period unless the Participant delivers to the Company a new participation agreement.

Future Participation

A Participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or a Designated Subsidiary or in subsequent Offering Periods which commence after the termination of the Offering Period from which the Participant withdraws.

Cessation of Eligibility

Upon a Participant’s ceasing to be an Eligible Employee, for any reason, he or she shall be deemed to have elected to withdraw from the 2008 Plan and the payroll deductions credited to such Participant’s account during the Offering Period shall be paid to such Participant or, in the case of his or her death, to the Participant’s designated beneficiary, as soon as reasonably practicable and such Participant’s rights for the Offering Period shall be automatically terminated.

Adjustments Upon Changes In Stock

In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, distribution of Company assets to stockholders (other than normal cash dividends), or any other corporate event affecting the Stock or the share price of the Stock, the Administrator shall make such proportionate adjustments, if any, as the Administrator deems appropriate to reflect such change with respect to (i) the aggregate number and type of shares of Stock (or other securities or property) that may be issued under the 2008 Plan (including, but not limited to, adjustments of the maximum number of shares purchasable under the 2008

Plan and the limitations on shares purchasable during each Offering Period); (ii) the class(es) and number of shares and price per share of Stock subject to outstanding rights; and (iii) the Purchase Price with respect to any outstanding rights.

In the event of any transaction or event described above or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, and whenever the Administrator determines that such action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the 2008 Plan or with respect to any right under the 2008 Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, the Administrator, in its sole discretion and on such terms and conditions as it deems appropriate, is hereby authorized to take any one or more of the following actions:

•	To provide for either (i) termination of any outstanding right in exchange for an amount of cash, if any, equal to the amount that would have been obtained upon the exercise of such right had such right been currently exercisable or (ii) the replacement of such outstanding right with other rights or property selected by the Administrator in its sole discretion;

•	To provide that the outstanding rights under the 2008 Plan be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar rights covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

•	To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding rights under the 2008 Plan and/or in the terms and conditions of outstanding rights and rights which may be granted in the future;

•	To provide that Participants’ accumulated payroll deductions may be used to purchase Stock prior to the next occurring Purchase Date on such date as the Administrator determines in its sole discretion and the Participants’ rights under the ongoing Offering Period(s) terminated; and

•	To provide that all outstanding rights shall terminate without being exercised.

Except as expressly provided in the 2008 Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the 2008 Plan or pursuant to action of the Administrator under the 2008 Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

Amendment, Modification and Termination

The Administrator may amend, suspend or terminate the 2008 Plan at any time and from time to time; provided, however, that approval by a vote of the holders of the outstanding shares of the Company’s capital stock entitled to vote shall be required to amend the 2008 Plan to: (a) change the aggregate number of shares that may be sold pursuant to rights under the 2008 Plan (other than any adjustment pursuant to a corporate transaction as described above) or (b) change the corporations or classes of corporations whose employees may be granted rights under the 2008 Plan.

Except with respect to certain adjustments authorized to reflect a corporate transaction, no termination, amendment or modification may make any change in any right theretofore granted which adversely affects the rights of any Participant without the consent of such Participant, provided that an Offering Period may be terminated, amended or modified by the Administrator if the Administrator determines that the termination of the Offering Period or the 2008 Plan is in the best interests of the Company and its stockholders.

Without stockholder consent and without regard to whether any Participant rights may be considered to have been adversely affected the Administrator shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the 2008 Plan.

The 2008 Plan shall be effective on July 1, 2008 (the “Effective Date”). The 2008 Plan shall be in effect until the tenth anniversary of the Effective Date, unless terminated sooner by the Administrator. No rights may be granted under the 2008 Plan during any period of suspension of the 2008 Plan or after termination of the 2008 Plan.

Summary of Material Tax Consequences

Each Participant in the 2008 Plan will recognize ordinary income equal to the difference between the fair market value of the shares of common stock purchased each Offering Period less the amount paid for such shares. Such amounts will be subject to employment and income tax withholding at the time of purchase of shares under the 2008 Plan. We will generally be entitled to a deduction equal to the amount of ordinary income recognized by each Participant.

2008 Plan Benefits

Because participation in the 2008 Plan is entirely voluntary and benefits under the 2008 Plan will depend on employees’ elections to participate and the fair market value of the Common Stock at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees if the 2008 Plan is approved by the stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE
ADOPTION OF THE GEOEYE, INC. 2008 EMPLOYEE STOCK PURCHASE PLAN

PROPOSAL 3

APPROVAL OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, upon recommendation of its Audit Committee, has approved and recommended the appointment of BDO Seidman, LLP (“BDO Seidman”) as an independent registered public accounting firm to conduct an audit of the Company’s financial statements for the year 2008. Although the selection and appointment of an independent registered public accounting firm is not required to be submitted to a vote of stockholders, the Board has decided to ask our stockholders to ratify this appointment. Ratification of the appointment of BDO Seidman will require the affirmative vote of a majority of the shares of Common Stock voted at the Annual Meeting. If the appointment of BDO Seidman is not ratified, the matter of the appointment of independent auditors will be reconsidered by the Audit Committee.

Representatives of BDO Seidman will attend the Annual Meeting and will be available to respond to appropriate questions that may be asked by stockholders. Such representatives will also have an opportunity to make a statement at the meeting if they desire to do so.

We are asking our stockholders to ratify the selection of BDO Seidman as our independent auditor.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE
APPOINTMENT OF BDO SEIDMAN, LLP AS THE COMPANY’S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE YEAR 2008.

Independent Public Accountants’ Fees

Fees for all services provided by BDO Seidman, LLP, the Company’s independent registered public accounting firm, in fiscal years 2007 and 2006 are as follows:

Audit Fees

BDO Seidman, LLP billed the Company for audit services in fiscal years 2007 and 2006 in the amounts of $820,823 and $806,297, respectively. Audit fees principally include those for services related to the annual audit of the financial statements, including the audit of the internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act, SEC registration statements and consultation on accounting matters.

Audit-Related Fees

BDO Seidman, LLP billed the Company for audit-related services in fiscal years 2007 and 2006 in the amounts of $34,675 and $14,865, respectively. Audit-related fees principally include the employee benefit plan.

Tax Fees

The Company did not incur any fees for tax planning or advisory services provided by BDO Seidman, LLP in fiscal years 2007 and 2006.

All Other Fees

Except as identified above, the Company did not incur any additional fees for any products or services provided by BDO Seidman, LLP in fiscal years 2007 and 2006.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services

Before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Audit Committee shall pre-approve the engagement. Audit Committee pre-approval of audit and non- audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee regarding the Company’s engagement of the independent auditor, provided the polices and procedures are detailed as to the particular service, the Audit Committee is informed of each service provided and such polices and procedures do not include delegation of the Audit Committee’s responsibilities under the Exchange Act to the Company’s management. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals, provided such approvals are presented to the Audit Committee at a subsequent meeting. If the Audit Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Audit Committee must be informed of each non-audit service provided by the independent auditor. Audit Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.

OTHER BUSINESS

Management does not intend to bring any business before the Annual Meeting other than the election of directors, the approval of the 2008 Employee Stock Option Plan, and the appointment of BDO Seidman, LLP referred to in the accompanying notice. No other matter or nomination for director has been timely submitted to the Company in accordance with the provisions of the Company’s Bylaws. If, however, any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote pursuant to discretionary authority granted in the proxy in accordance with their best judgment on such matters. The discretionary authority includes matters that the Board does not know are to be presented at the meeting by others.

Additional Information

Stockholder Communications.  The Board has provided for a process for stockholders to send communications to the Board. Any stockholder can send communications to the Board by mail as follows:

Board of Directors of GeoEye, Inc.
c/o Corporate Secretary
21700 Atlantic Blvd.
Dulles, Virginia 20166

All stockholder communications will be relayed to all Board members. Communications from an officer or director of the Company will not be viewed as stockholder communications for purposes of the procedure. Communications from an employee or agent of the Company will be viewed as stockholder communications for purposes of the procedure only if those communications are made solely in such employee’s or agent’s capacity as a stockholder.

Stockholder Proposals for Inclusion in Next Year’s Proxy Statement.  The Company is currently planning to hold its 2009 annual meeting of stockholders on June 4, 2009. Stockholders who, in accordance with SEC Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year’s annual meeting proxy statement must submit their proposals so that they are received at the Company’s principal executive office no later than the close of business on January 5, 2009. Proposals should be addressed to William L. Warren, Senior Vice President, General Counsel and Corporate Secretary, GeoEye, Inc., 21700 Atlantic Blvd., Dulles, Virginia 20166. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Compliance with the above will generally result in a proposal that is proper business (or director nomination) being eligible to be brought before the stockholders for voting upon at the annual meeting. However, compliance with these requirements does not mean that the Company is required to include the proposal in the proxy solicitation material that the Company prepares and distributes. In order for a stockholder to require that a proposal be included by the Company in its proxy statement and proxy card, the stockholder must satisfy the requirements of Rule 14a-8 under the Exchange Act in addition to the requirements of the Bylaws. Rule 14a-8 addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the company holds an annual or special meeting of stockholders.

Other Stockholder Proposals for Presentation at Next Year’s Annual Meeting.  The Company is planning to hold its Annual Meeting on June 4, 2009. For any proposal that is not submitted for inclusion in next year’s proxy statement, but is instead sought to be presented directly at the 2009 annual meeting, SEC rules permit management to vote proxies in its discretion if we: (1) receive notice of the proposal before the close of business on March 20, 2009 and advise stockholders in the 2009 proxy statement about the nature of the matter and how management intends to vote on such matter; or (2) do not receive notice of the proposal prior to the close of business on March 20, 2009. Notices of intention to present proposals at the 2009 annual meeting should be addressed to William L. Warren, Senior Vice President, General Counsel and Corporate Secretary, GeoEye, Inc., 21700 Atlantic Blvd., Dulles, Virginia 20166.

By Authorization of the Board of Directors

William L. Warren
Senior Vice President, General Counsel &
Corporate Secretary

May 2, 2008

GeoEye, Inc.

ANNUAL MEETING OF STOCKHOLDERS
June 5, 2008 9:00 AM EST

Sheraton Reston Hotel
11810 Sunrise Valley Drive
Reston, Virginia 20191

ADVANCE REGISTRATION

Attendance at the Annual Meeting is limited to GeoEye stock owners (or a designated representative or proxy) with proof of ownership and members of their immediate family and employees and guests of the Company. In order to attend as a stockholder or immediate family member, you or your family member must be a stockholder of record as of April 7, 2008, or you must provide a copy of a brokerage statement or other evidence of beneficial ownership showing your ownership of Common Stock on April 7, 2008. Attendees may register at the door on the day of the meeting; however, advance registration for the Annual Meeting will expedite your entry into the meeting.

•	If you hold your GeoEye shares directly with the Company and you/or a member of your immediate family plan to attend the Annual Meeting, please follow the Advance Registration instructions on the top portion of your Proxy Form, which was included in the mailing from the Company.

•	If you desire to appoint a person to attend the meeting and vote your shares on your behalf, you may do so by inserting that person’s name in the blank space provided at the top of your Proxy Form. Such person need not be a stockholder of the Company. At the meeting, such person must present to the inspector of elections a proxy signed by the stockholder, or by his or her attorney authorized in writing, as his or her name appears on our register of stockholders. If the stockholder is a corporation, the proxy must be executed by a duly authorized officer or attorney thereof.

•	If your GeoEye shares are held for you in a brokerage, bank or other institutional account and you wish to register in advance, please direct your request to:

GeoEye, Inc.
21700 Atlantic Boulevard
Dulles, Virginia 20166
Attention: Corporate Secretary

Please include the following in your request:

•	Your name and complete mailing address;

•	The name(s) of any immediate family members who will accompany you; and

•	Proof that you own GeoEye shares (e.g., a photocopy of a brokerage or other account statement).

No cameras, video recorders or tape recorders of any type will be permitted in the meeting. We realize that many cellular phones have built-in cameras, and while these phones may be brought into the meeting venue, the camera function may not be used at any time. Inappropriate or disorderly behavior will result in expulsion from the meeting.

Appendix 1

Audit Committee Charter

Committee Role

The committee’s role is to act on behalf of the board of directors and oversee all material aspects of the company’s financial reporting, control and audit functions, except those specifically related to the responsibilities of another standing committee of the board (i.e. executive compensation). The audit committee’s role includes a particular focus on the qualitative aspects of financial reporting to shareholders and on company processes for the management of business/financial risk and for compliance with significant applicable legal, ethical and regulatory requirements.

The role also includes coordination with other board committees and maintenance of strong, positive working relationships with management, external and internal auditors, counsel and other committee advisors.

Committee Membership

The committee shall consist of three independent, non-executive board members. Committee members shall have: (1) knowledge of the primary industries in which the company operates; (2) the ability to read and understand fundamental financial statements, including a company’s balance sheet, income statement, statement of cash flows and key performance indicators; and (3) the ability to understand key business and financial risks and related controls and control processes. The committee shall have access to its own counsel and other advisors at the committee’s sole discretion.

At least one member, preferably the chair, should be literate in business and financial reporting and control, including knowledge of the regulatory requirements, and should have past employment experience in finance or accounting or other comparable experience or background. Committee appointments shall be approved annually by the full board upon recommendation of the nominating committee. The committee chairperson shall be selected by the committee members or by the nominating committee.

Committee Operating Principles

The committee shall fulfill its responsibilities within the context of the following overriding principles:

Communications

The chair and others on the committee shall, to the extent appropriate, maintain an open avenue of contact throughout the year with senior management, other committee chairs and other key committee advisors (external and internal auditors, etc.), as applicable, to strengthen the committee’s knowledge of relevant current and prospective business issues.

Education/Orientation

The committee, with management, shall develop and participate in a process for review of important financial and operating topics that present potential significant risk to the company. Additionally, individual committee members are encouraged to participate in relevant and appropriate self-study education to ensure understanding of the business and environment in which the company operates.

Annual Plan

The committee, with input from management and other key committee advisors, shall develop an annual plan responsible to the “primary committee responsibilities” detailed herein. The annual plan shall be reviewed and approved by the full board.

Meeting Agenda

Committee meeting agendas shall be the responsibility of the committee chair with input from committee members. It is expected that the chair world also ask for management and key committee advisors, and perhaps others, to participate in this process.

Expectations and Information Needs

The committee shall communicate committee expectations and the nature, timing and extent of the committee information needs to management, internal auditors and external parties, including external auditors. Written materials, including key performance indicators and measures related to key business and financial risks, shall be received from management, auditors and others at least one week in advance of meeting dates. Meeting conduct will assume committee members have reviewed written materials in sufficient depth to participate in committee/board dialogue.

External Resources

The committee shall be authorized to access internal and external resources, as the committee requires, to carry out its responsibilities.

Meeting Attendees

The committee shall request members of management, counsel, internal and external auditors, as applicable, to participate in committee meetings, as necessary, to carry out the committee’s responsibilities. Periodically and at least annually, the committee shall meet in private session with only the committee members. It shall be understood that either internal or external auditors, or counsel, may, at any time, request a meeting with the audit committee or committee chair with or without management’s attendance. In any case, the committee shall meet in executive session separately with internal and external auditors, at least annually.

Meeting Frequency

The committee shall meet at least quarterly. Additional meetings shall be scheduled as considered necessary by the committee or chair.

Reporting to the Board of Directors

The committee, through the committee chair, shall report periodically, as deemed necessary, but at least semi-annually, to the full board. In addition, summarized minutes from committee meetings, separately identifying monitoring activities from approvals, shall be available to each board member at least one week prior to the subsequent board of director’s meeting.

Self-Assessment

The committee shall review, discuss and assess its own performance as well as its role and responsibilities, seeking input from senior management, the full board and others. Changes in role and/or responsibilities, if any, shall be recommended to the full board for approval.

Committee Responsibilities

Financial Reporting

•	Review and assess the annual and interim financial statements, and earnings releases before they are released to the public or filed with the SEC.

•	Review and assess the key financial statement issues and risks, their impact or potential effect on reported financial information, the processes used by management to address such matters, related auditors’ views, and the basis for audit conclusions.

•	Approve changes in important accounting principles or changes in accounting estimates and the application thereof in both interim and annual financial reports.

•	Advise financial management and the external auditors that they are expected to provide a timely analysis of significant current financial reporting issues and practices.

•	Make inquiries of the external auditors and management regarding the discovery of any accounting irregularities or fraudulent activities.

Risks and Controls

•	Review and assess the company’s business and financial risk management process, including the adequacy of the overall control environment and controls in selected areas representing significant risk.

•	Review and assess the company’s system of internal controls for detecting accounting and financial reporting errors, fraud and defalcations, legal violations and noncompliance with the corporate code of conduct. In that regard, review the related findings and recommendations of the external and internal auditors, together with management’s responses.

•	Review with legal counsel any regulatory matters that may have a material impact on the financial statements.

•	Review the results of the annual audits of directors’ and officers’ expense accounts and any management perquisites.

External and Internal Auditors

•	Recommend the selection of the external auditors for approval by the board of directors.

•	Instruct the external auditors that they are responsible to the board of directors and the audit committee as representatives of the shareholders. In that regard, confirm that the external auditors will report all relevant issues to the committee in response to agreed-upon expectations.

•	Review the performance of the external and internal auditors.

•	Obtain a formal written statement from the external auditors consistent with standards set by the Independence Standards Board. Additionally, discuss with the auditors any relationships or non-audit services that may affect their objectivity or independence.

•	Consider, in consultation with the external and internal auditors, their audit scopes and plans to ensure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

•	Review and approve requests for any consulting services to be performed by the external auditors, and be advised of any other study undertaken at the request of management that is beyond the scope of the audit engagement letter.

•	Review with management and the external auditors the results of the annual audits and related comments in consultation with other committees as deemed appropriate, including any difficulties or disputes with management, any significant changes in the audit plans, the rationale behind adoptions and changes in accounting principles, and accounting estimates requiring significant judgments.

•	Provide a medium for the external auditors to discuss with the audit committee their judgments about the quality, not just the acceptability, or accounting principles and financial disclosure practices used or proposed to be adopted by the company.

•	Approve changes in the directors of the internal audit function.

•	Instruct the internal auditors that they are responsible to the board of directors through the committee.

•	Review with the internal auditors any changes in the scope of their plans.

•	Review with the internal auditors the results of their monitoring of compliance with the code of conduct.

Other

•	Review and update the committee’s charter.

•	Review and update the company’s code of conduct.

•	Review and approve significant conflicts of interest and related party transactions.

•	Conduct or authorize investigations into any matters within the committee’s scope of responsibilities. The committee will be empowered to retain independent counsel and other professionals to assist in conducting any investigation.

•	Insure the company has adequately addressed issues of particular importance in the environment in which it operates (i.e. foreign corrupt practices, compliance, “whistle blower” procedures and other employee complaint procedures).

Amended November 1, 2007.

Appendix 2

Compensation Committee Charter

This amended Compensation Committee Charter was adopted by the Board of Directors (the “Board”) of GeoEye, Inc. on November 1, 2007.

This Charter is intended as a component of the flexible framework within which the Board, assisted by its committees, directs the affairs of the Company. While it should be interpreted in the context of all applicable laws, regulations, and listing requirements, as well as the context of the Company’s Certificate of Incorporation and By Laws, it is not intended to establish by its own force any legally binding obligations.

Purpose

The Compensation Committee (the “Committee”) shall assist the Board in:

•	Determining the appropriate compensation levels for the Company’s CEO and other executive officers;

•	Evaluating officer and director compensation plans, policies, and programs;

•	Reviewing benefit plans for officers and employees;

•	Producing an annual report on executive compensation for inclusion in the proxy statement.

In discharging its role, the Committee is empowered to investigate any matter brought to its attention with access to all books, records, facilities, and personnel of the Company.

The Committee has the power to retain outside counsel, independent compensation consultants, or other experts and determine the terms and conditions of their engagement. The Committee will receive adequate funding from the Company to engage such advisors. The Committee shall have the sole authority to retain, compensate, terminate, and oversee such advisors, who shall be accountable ultimately to the Committee.

Committee Membership

The Committee shall consist of two or more members of the Board, each of whom has been determined by the Board to be “independent” in accordance with the applicable rules of the Nasdaq Stock Market, a “non-employee director” under Rule 16b-3 of the Securities Exchange Act of 1934, and an “outside director” under Section 162(m) of the Internal Revenue Code of 1986.

Committee Meetings

The Committee shall meet on a regularly scheduled basis at least three times per year, or more frequently as circumstances dictate. Meetings of the Committee may be held telephonically. A majority of the members of the Committee shall constitute a quorum sufficient for the taking of any action by the Committee.

The Committee shall meet at least twice annually with the CEO and any other corporate officers the Board and Committee deem appropriate. The first of these meetings will be to review the Board’s compensation guidelines and to discuss the performance criteria and incentive plans for the new (prospective) fiscal year. The second of these meetings will be to review performance against plans for the preceding year, incentive awards earned, and adjustments to compensation levels of key executives.

Key Responsibilities

The following responsibilities are set forth as a guide with the understanding that the Committee may diverge as appropriate given the circumstances. The Committee is authorized to carry out these and such other responsibilities assigned by the Board from time to time, and take any actions reasonably related to the mandate of this Charter.

To fulfill its purpose, the Committee shall:

•	Establish and review the overall compensation philosophy of the Company;

•	Review compensation policies and programs at least annually to ensure consistency with maximization of shareholder value;

•	Review and approve corporate goals and objectives relevant to CEO and other executive officers’ compensation, including annual performance objectives;

•	Evaluate the performance of the CEO and other executive officers against those corporate goals and objectives, and determine the compensation level for each such person based on this evaluation;

•	Review on a periodic basis the Company’s executive compensation programs to determine whether they are properly coordinated and achieve their intended purpose(s) and recommend any appropriate modifications or new programs;

•	Review and recommend to the Board for approval any changes in incentive compensation plans and equity-based compensation plans;

•	Review and approve all equity-based compensation plans of the Company (prior to submittal for shareholder approval) and grant awards of shares, share options, and other equity-based compensation pursuant to such compensation plans;

•	Approve the terms of award agreements under equity-based compensation plans;

•	Administer and monitor compliance by executives with the rules and guidelines of the Company’s equity-based compensation plans;

•	Approve the material terms of employment offers for executive officers and key employees;

•	Review and approve employment agreements and severance plans and agreements for executive officers and key employees;

•	Review and recommend to the Board for approval any changes in employee pension and benefit programs, and review broadly employee salary levels and ranges and employee fringe benefits;

•	Prepare a report of the Committee to be included in the Company’s annual proxy statement, in accordance with applicable rules of the Nasdaq Stock Market, SEC and other applicable regulatory bodies;

•	Periodically review succession planning and changes to executive level organizational structure;

•	Conduct an annual self-evaluation of the performance of the Committee, including its effectiveness and compliance with this charter;

•	Review and reassess the adequacy of this Charter annually, and amend as the Committee deems appropriate;

•	Report regularly to the Board on Committee findings and recommendations and any other matters the Committee deems appropriate or the Board requests, and maintain minutes or other records of Committee meetings and activities.

Amended November 1, 2007.

Appendix 3

Nominating and Governance
Committee Charter

Nominating and Governance Committee Mission

The Nominating and Governance Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of GeoEye, Inc. (the “Company”) to (a) develop criteria for nominating individuals to serve as directors, or re-nominating existing directors, and identify, review the qualifications of, and recommend to the Board individuals to be nominated to become, or be re-nominated as, members of the Board; (b) lead the Board in its annual review of the Board’s performance, recommend guidelines for the terms of service by Board members, develop and manage director education programs as required or appropriate, and address any possible conflicts of interest of directors and executive officers; (c) recommend to the Board nominees for each committee and make other recommendations on committee structure, processes, governance and functions; and (d) monitor and report to the Board on developments that may affect Company governance matters and recommend to the Board such governance guidelines and procedures as it determines to be appropriate. The Committee serves the Board and is subject to its control and direction. Nothing herein is intended to expand applicable standards of liability under state or federal law for directors of a corporation.

Membership

1. Size.  The Committee shall be comprised of at least two (2) members of the Board, the exact number to be determined from time to time by the Board.

2. Composition.  The Committee composition shall meet the independence requirements of the Nasdaq Stock Market, Inc.

3. Appointment:  Term. The members of the Committee shall be appointed by a majority vote of the Board and shall serve until such member’s successor is duly appointed and qualified or until such member’s resignation or removal by a majority of the Board or until such member ceases to be a member of the Board.

Authority and Responsibilities

1. Board Nominees:  Committee Appointments: Continued Service. The Committee shall undertake the following activities and have the following specific authority and responsibilities with respect to Board members’ service on the Board or Board Committees (in addition to any others that the Board may from time to time delegate to the Committee):

(a) The Committee shall determine the criteria, objectives and procedures for selecting Board members. The Committee shall consider factors such as independence, diversity, age, integrity, skills, expertise, breadth of experience, knowledge about the Company’s business or industry and willingness to devote adequate time and effort to Board responsibilities in the context of the existing composition and needs of the Board and its committees.

(b) The Committee shall actively seek individuals qualified to become Board members for recommendation to the Board at any time a vacancy in Board membership arises as well as in connection with the annual election of directors at the next annual meeting of shareholders. Without limiting the foregoing, the Committee shall consider and make recommendations to the Board regarding the qualifications of any nominees duly recommended by Company shareholders, directors, officers, employees and other constituents. The Committee shall review all nominations for re-election of Board members and report to the Board the results of such review.

(c) The Committee shall identify Board members qualified to fill any vacancies on a committee of the Board (including the Committee) and recommend that the Board appoint the identified Board member or members to the respective committees. In recommending a candidate for appointment to any committee, the Committee shall consider any required qualifications as set forth in the committee’s charter, the needs of the committee in light of its purpose and responsibilities and the existing composition of the committee, the benefits of periodic rotation of committee members and any other factors the Committee deems appropriate.

(d) The Committee shall review the appropriateness of continued service on the Board of members whose circumstances, including business or professional affiliations or responsibilities, have changed or who contemplate accepting a directorship on another public company board or an appointment to an audit or compensation committee of another public company board.

(e) The Committee shall make recommendations to the Board on guidelines for retirement age, removal and other matters pertaining to tenure of Board members.

2. Review of Board Performance.  The Committee shall coordinate the annual evaluation of the Board and its committees to determine whether they are functioning effectively and meeting their objectives and goals. The Committee shall solicit comments from all directors, executive officers and any other persons it deems appropriate and shall annually prepare a report to the Board following the end of each fiscal year containing an assessment of the Board’s effectiveness and its contribution to the Company and indicating specific areas in which the Board could improve.

3. Orientation; Education.  The Committee shall be responsible for the orientation of new directors and the ongoing education of Board members on matters of corporate governance, legal developments and other topics the Committee deems appropriate for continuing education as required or suggested by applicable rules and regulations promulgated by the Securities and Exchange Commission and listing agencies or otherwise.

4. Corporate Governance.  The Committee shall undertake the following activities and with respect to corporate governance (in addition to any others that the Board may from time to time delegate to the Committee):

(a) The committee shall develop and recommend to the Board corporate governance guidelines for the Company and assess those guidelines at least annually.

(b) The Committee shall oversee that the Company has an adequate system and procedures for the education, development and orderly succession of senior managers throughout the Company and, at least annually, review the Chief Executive Officer’s short and long-term succession plans for the position of Chief Executive Officer and other senior management positions and report to the Board on succession planning.

(c) The Committee shall make recommendations to the Board regarding the number of regularly scheduled meetings of the Board, its structure, composition and procedures and any other recommendations that the Committee may deem appropriate.

(d) The Committee shall make recommendations regarding the structure, composition and functions of any committee of the Board, including without limitation any recommendations for the constitution of any new committee of the Board, ensuring that there is no duplication of responsibilities.

(e) The Committee shall review periodically with the Company’s general counsel new legislation, regulations, and other legal developments, review any potentially affected Committee Charters and Company policies in light of any such developments and make recommendations to the Board regarding any modifications to any such policies that the Committee may deem appropriate.

(f) The Committee shall propose to the Board and review and reassess the adequacy of, any Company codes of ethics or conduct, or similar guidelines and recommend any proposed changes thereto to the Board for approval.

(g) The Committee shall review and make recommendations to the Board regarding proposals of shareholders that relate to corporate governance that are properly proposed for voting at the annual shareholders’ meeting.

5. Retention of Consultants and Advisors; Investigations  The Committee shall undertake the following activities and responsibilities with respect to retaining consultants or advisors and authorizing investigations (in addition to any others that the Board may from time to time delegate to the Committee):

(a) The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates, including the sole authority to approve the search firm’s fees and other retention terms.

(b) The Committee shall have the authority, without having to seek Board approval, to obtain, at the expense of the Company, advice and assistance from internal or external legal, accounting or other advisors as it deems advisable.

(c) The Committee shall have the authority to conduct or authorize investigations into or studies of any matters the Committee’s scope of responsibilities.

Structure and Operations

1. Chairperson.  The Board shall designate one member of the Committee to act as its chairperson.

2. Conduct of Meetings.  The Committee shall meet in person or telephonically at least 4 times a year at such times and places as may be determined by the Committee chairperson, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its chairperson. The chairperson, with input from the other members of the Committee and, where appropriate, management, shall set the agendas for Committee meetings.

3. Authority to Mandate Attendance.  The Committee may request that any directors, officers or other employees of the Company, or any other persons whose advise and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests. The Committee may exclude from its meetings any persons it deems appropriate.

4. Delegation.  The Committee may form and delegate authority to subcommittees. The Committee may delegate authority to the chairperson of the Committee to approve specific actions that fall within established program guidelines approved by the Board or the Committee or to other officers of the Company to approve specific actions within such guidelines as permitted by this Charter, the Company’s charter and bylaws and applicable law.

5. Recordkeeping; Reports to Board.  The Committee shall maintain minutes or other records of its meetings and shall give regular reports to the Board on these meetings and such other matters as required by this Charter or as the Board shall from to time specify. Reports to the Board may take the form of oral reports by the chairperson of the Committee or any other member of the Committee designated by the Committee to give such report.

6. Review of Charter.  The Committee shall review its own performance and reassess the adequacy of this Charter at least annually in such manner as it deems appropriate, and submit such evaluation, including any recommendations for change, to the full Board for review, and approval.

7. Committee Rules.  Except as expressly provided in this Charter, the Company’s bylaws or the Company’s corporate governance guidelines, or as required by law, regulation or listing standards, the Committee shall set its own rules of procedure.

8. Additional Procedures and Standards.  The provisions specified in this Charter are to serve as guidelines, and the Board delegates to the Committee the authority to adopt such additional procedures and standards as it deems necessary from time to time to fulfill its responsibilities.

Adopted on January 19, 2005, amended on November 1, 2007

Appendix 4

GEOEYE, INC.
2008 EMPLOYEE STOCK PURCHASE PLAN

ARTICLE I

PURPOSE

The purposes of this GeoEye, Inc. 2008 Employee Stock Purchase Plan (the “Plan”) are to assist Eligible Employees of GeoEye, Inc., a Delaware corporation (the “Company”) and its Subsidiaries in acquiring a stock ownership interest in the Company and to help Eligible Employees provide for their future security and to encourage them to remain in the employment of the Company and its Subsidiaries.

ARTICLE II

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1 “Administrator” means the entity that conducts the general administration of the Plan as provided herein. The term “Administrator” shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Article III.

2.2 “Board” shall mean the Board of Directors of the Company.

2.3 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations issued thereunder.

2.4 “Committee” means the committee of the Board described in Article III.

2.5 “Company” shall mean GeoEye, Inc., a Delaware corporation.

2.6 “Compensation” of an Eligible Employee shall mean the gross base compensation received by such Eligible Employee as compensation for services to the Company or any Designated Subsidiary, including sales commissions but excluding overtime payments, incentive compensation, bonuses, expense reimbursements, fringe benefits and other special payments.

2.7 “Designated Subsidiary” shall mean any Subsidiary designated by the Administrator in accordance with Section 3.3(ii).

2.8 “Eligible Employee” shall mean an Employee of the Company or a Designated Subsidiary: (i) who does not, immediately after any rights under this Plan are granted, own (directly or through attribution) stock possessing 5% or more of the total combined voting power or value of all classes of Stock or other stock of the Company, a Parent or a Subsidiary; (ii) whose customary employment is for more than twenty hours per week; and (iii) whose customary employment is for more than five months in any calendar year. For purposes of clause (i) above, stock which an Employee may purchase under outstanding options shall be treated as stock owned by the Employee. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or a Designated Subsidiary.

2.9 “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Designated Subsidiary.

2.10 “Enrollment Date” shall mean the first day of each Offering Period.

2.11 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

2.12 “Fair Market Value” means, as of any given date, the fair market value of a share of Stock on the date determined by such methods or procedures as may be established from time to time by the Administrator. Unless otherwise determined by the Administrator, the Fair Market Value of a share of Stock as of any given date shall be (a) if Stock is traded on any established stock exchange, the closing price of a share of Stock as reported in the Wall Street Journal (or such other source as the Administrator may deem reliable for such purposes) for such date, or if no sale occurred on such date, the first trading day immediately prior to such date during which a sale occurred; or (b) if Stock is not traded on an exchange but is quoted on a national market or other quotation system, the last sales price on such date, or if no sales occurred on such date, then on the date immediately prior to such date on which sales price are reported.

2.13 “Offering Document” shall have the meaning given to such term in Section 5.1.

2.14 “Offering Period” shall mean each Offering Period designated by the Administrator in the applicable Offering Document pursuant to Section 5.1.

2.15 “Parent” means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the determination, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.16 “Participant” means any Eligible Employee who has executed a participation agreement and been granted rights to purchase Stock pursuant to the Plan.

2.17 “Plan” shall mean this GeoEye, Inc. 2008 Employee Stock Purchase Plan, as it may be amended from time to time.

2.18 “Purchase Date” shall mean the last Trading Day of each Offering Period.

2.19 “Purchase Price” shall mean the purchase price designated by the Administrator in the applicable Offering Document (which purchase price shall not be less than 85% of the Fair Market Value of a share of Stock on the Purchase Date); provided, however, that, in the event no purchase price is designated by the Administrator in the applicable Offering Document, the purchase price for the Offering Periods covered by such Offering Document shall be 85% of the Fair Market Value of a share of Stock on the Purchase Date); provided, further, that the Purchase Price may be adjusted by the Administrator pursuant to Article IX; provided, further, that the Purchase Price shall not be less than the par value of a share of Stock.

2.20 “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

2.21 “Stock” means the common stock of the Company and such other securities of the Company that may be substituted for Stock pursuant to Article IX.

2.22 “Subsidiary” means (i) in the case of a corporation, any corporation of which the Company directly or indirectly owns shares representing 50% or more of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation, (ii) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns 50% or more of the voting, capital or profits interests (whether in the form of partnership interests, membership interests or otherwise), and (iii) any other corporation, partnership or other entity that is a “subsidiary” of the Company within the meaning of Rule 405 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

2.23 “Trading Day” shall mean any day on which the Stock is actually traded.

ARTICLE III

ADMINISTRATION

3.1  Administrator.  The Administrator of the Plan shall be the Compensation Committee of the Board (or another committee or a subcommittee of the Board to which the Board delegates administration of the Plan) (such committee, the “Committee”), which Committee shall consist solely of two or more members of the Board each of whom is a “non-employee director” within the meaning of Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the Exchange Act and which Committee is otherwise constituted to comply with applicable law. Appointment of Committee members shall be effective upon acceptance of appointment. The Board may abolish the Committee at any time and re-vest in the Board the administration of the Plan. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

3.2  Action by the Administrator.  A majority of the Administrator shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and, subject to applicable law and the Bylaws of the Company, acts approved in writing by a majority of the Administrator in lieu of a meeting, shall be deemed the acts of the Administrator. Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Designated Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

3.3  Authority of Administrator.  The Administrator shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

(ii) To designate from time to time which Subsidiaries of the Company shall be Designated Subsidiaries, which designation may be made without the approval of the stockholders of the Company.

(iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Administrator, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iv) To amend the Plan as provided in Article X.

(v) Generally, to exercise such powers and to perform such acts as the Administrator deems necessary or expedient to promote the best interests of the Company and its Subsidiaries.

3.4  Decisions Binding.  The Administrator’s interpretation of the Plan, any rights granted pursuant to the Plan, any participation agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

ARTICLE IV

SHARES SUBJECT TO THE PLAN

4.1  Number of Shares.  Subject to Article IX, the aggregate number of shares of Stock which may be issued pursuant to rights granted under the Plan shall initially be 100,000 shares. In addition to the foregoing, subject to Article IX, commencing on July 1, 2009, and on each January 1 thereafter during the term of the Plan, the number of shares of Stock which shall be made available for sale under the Plan shall be increased by that number of shares of Stock equal to the least of (a) 1% of the Company’s outstanding shares on such date, (b) 100,000 shares, or (c) a lesser amount determined by the Compensation Committee of the Board. Accordingly, the number of shares of Stock which shall be available for sale under the Plan shall be subject to increase under the preceding sentence only on July 1, 2009 and on each subsequent January 1 through and including January 1, 2017. If any right granted under the Plan shall for any reason terminate without having been exercised, the Stock not purchased under such right shall again become available for the Plan. Notwithstanding anything in this Section 4.1 to the contrary, the number of shares of Stock that may be issued or transferred pursuant to rights granted under the Plan shall not exceed an aggregate of 500,000 shares, subject to Article IX.

4.2  Stock Distributed.  Any Stock distributed pursuant to the Plan may consist, in whole or in part, of authorized and unissued Stock, treasury stock or Stock purchased on the open market.

ARTICLE V

OFFERING PERIODS; OFFERING DOCUMENTS; PURCHASE DATES

5.1  Offering Periods.  The Administrator may from time to time grant or provide for the grant of rights to purchase Stock of the Company under the Plan to Eligible Employees during one or more periods (each, an “Offering Period”) selected by the Administrator commencing on such dates (each, an “Enrollment Date”) selected by the Administrator. The terms and conditions applicable to each Offering Period shall be set forth in an “Offering Document” adopted by the Administrator, which Offering Document shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate and shall be incorporated by reference into and made part of the Plan and shall be attached hereto as part of the Plan. The Administrator shall establish in each Offering Document one or more dates during an Offering Period (the “Purchase Date(s)”) on which rights granted under the Plan shall be exercised and purchases of Stock carried out during such Offering Period in accordance with such Offering Document and the Plan. The provisions of separate Offering Periods under the Plan need not be identical.

5.2  Offering Documents.  Each Offering Document with respect to an Offering Period shall specify (through incorporation of the provisions of this Plan by reference or otherwise):

(i) the length of the Offering Period, which period shall not exceed twenty-seven months;

(ii) the Enrollment Date for such Offering Period;

(iii) the Purchase Date(s) during such Offering Period;

(iv) the maximum number of shares that may be purchased by any Eligible Employee during such Offering Period;

(v) in connection with each Offering Period that contains more than one Purchase Date, the maximum aggregate number of shares which may be purchased by any Eligible Employee on any given Purchase Date during the Offering Period; and

(vi) such other provisions as the Administrator determines are appropriate, subject to the Plan.

ARTICLE VI

PARTICIPATION

6.1  Eligibility.  Any Eligible Employee who shall be employed by the Company or a subsidiary designated as eligible to participate by the Administrator (each, a “Designated Subsidiary” and together with the Company, the “Company”) on the day immediately preceding a given Enrollment Date for an Offering Period shall be eligible to participate in the Plan during such Offering Period, subject to the requirements of this Article VI.

6.2  Enrollment in Plan.  Except as otherwise set forth in an Offering Document, an Eligible Employee may become a Participant in the Plan for an Offering Period by delivering a participation agreement to the Company prior to the Enrollment Date for such Offering Period (or such other date specified in the Offering Document), in such form as the Administrator provides. Each such agreement shall designate a whole percentage of such Eligible Employee’s Compensation to be withheld by the Company or the Designated Subsidiary employing such Eligible Employee on each payday during the Offering Period as payroll deductions under the Plan. An Eligible Employee may designate any whole percentage of Compensation which is not less than 1% and not more than the maximum percentage specified by the Administrator in the applicable Offering Document (which percentage shall be 10% in the absence of any such designation) as payroll deductions. The payroll deductions made for each Participant shall be credited to an account for such Participant under the Plan and shall be deposited with the general funds of the Company. A Participant may change the percentage of Compensation designated in his or her participation agreement, subject to the limits of this Section 6.2, or may suspend his or her payroll deductions, or may resume payroll deductions pursuant to a new participation agreement, at any time during an Offering Period; provided, however, that the Administrator may limit the number of changes a Participant may make to his or her payroll deduction elections during each Offering Period in the applicable Offering Document. Any such change, suspension or resumption of payroll deductions shall be effective with the first full payroll period following five business days after the Company’s receipt of the new participation agreement (or such shorter or longer period as may be specified by the Administrator in the applicable Offering Document). In the event a Participant suspends his or her payroll deductions, such Participant’s cumulative payroll deductions prior to the suspension shall remain in his or her account and shall not be paid to such Participant unless he or she withdraws from participation in the Plan pursuant to Article VIII. Except as otherwise set forth in an Offering Document, a Participant may participate in the Plan only by means of payroll deduction and may not make contributions by lump sum payment for any Offering Period.

6.3  Payroll Deductions.  Except as otherwise provided in the applicable Offering Document, payroll deductions for a Participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Article IX.

6.4  Effect of Enrollment.  A Participant’s completion of a participation agreement will enroll such Participant in the Plan for each subsequent Offering Period on the terms contained therein until the Participant either submits a new participation agreement, withdraws from participation under the Plan as provided in Article VIII or otherwise becomes ineligible to participate in the Plan.

6.5  Limitation on Purchase of Stock.  An Eligible Employee may be granted rights under the Plan only if such rights, together with any other rights granted to such Eligible Employee under “employee stock purchase plans” of the Company, any Parent or any Subsidiary do not permit such employee’s rights to purchase stock of the Company or any Parent or Subsidiary to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined as of the first day of the Offering Period during which such rights are granted) for each calendar year in which such rights are outstanding at any time.

6.6  Decrease of Payroll Deductions.  Notwithstanding the foregoing, to the extent necessary to comply with Section 6.5, a Participant’s payroll deductions may be suspended by the Administrator at any time during an Offering Period.

ARTICLE VII

GRANT AND EXERCISE OF RIGHTS

7.1  Grant of Rights.  On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted a right to purchase the maximum number of shares of Stock specified under Section 5.2(iv) and shall have the right to buy, on each Purchase Date during such Offering Period (at the applicable Purchase Price), such number of shares of the Company’s Stock as is determined by dividing (a) such Participant’s payroll deductions accumulated prior to such Purchase Date and retained in the Participant’s account as of the Purchase Date, by (b) the applicable Purchase Price. The right shall expire on the last day of the Offering Period.

7.2  Exercise of Rights.  On each Purchase Date, each Participant’s accumulated payroll deductions and any other additional payments specifically provided for in the applicable Offering Document will be applied to the purchase of whole shares of Stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering Document, at the Purchase Price. No fractional shares shall be issued upon the exercise of rights granted under the Plan, unless the Offering Document specifically provides otherwise. The amount, if any, of accumulated payroll deductions remaining in each Participant’s account after the purchase of shares on each Purchase Date shall be distributed in full to the Participant after such Purchase Date.

7.3  Pro Rata Allocation of Shares.  If the Administrator determines that, on a given Purchase Date, the number of shares of Stock with respect to which rights are to be exercised may exceed (i) the number of shares of Stock that were available for issuance under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares of Stock available for issuance under the Plan on such Purchase Date, the Administrator may in its sole discretion provide that the Company shall make a pro rata allocation of the shares of Stock available for purchase on such Enrollment Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants for whom rights to purchase Stock are to be exercised pursuant to this Article VII on such Purchase Date, and shall either (x) continue all Offering Periods then in effect, or (y) terminate any or all Offering Periods then in effect pursuant to Article X. The Company may make pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date. The balance of the amount credited to the account of each Participant which has not been applied to the purchase of shares of stock shall be paid to such Participant in one lump sum in cash as soon as reasonably practicable after the Purchase Date.

7.4  Withholding.  At the time a Participant’s rights under the Plan are exercised, in whole or in part, the Participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the right. At any time, the Company may, but shall not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company to meet applicable withholding obligations.

7.5  Conditions to Issuance of Stock.  The Company shall not be required to issue or deliver any certificate or certificates for shares of Stock purchased upon the exercise of rights under the Plan prior to fulfillment of all of the following conditions:

(a) The admission of such shares to listing on all stock exchanges, if any, on which the Stock is then listed; and

(b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; and

(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and

(d) The payment to the Company of all amounts which it is required to withhold under federal, state or local law upon exercise of the rights, if any; and

(e) The lapse of such reasonable period of time following the exercise of the rights as the Administrator may from time to time establish for reasons of administrative convenience.

ARTICLE VIII

WITHDRAWAL; TERMINATION OF EMPLOYMENT OR ELIGIBILITY

8.1  Withdrawal.  A Participant may withdraw all but not less than all of the payroll deductions credited to his or her account and not yet used to exercise his or her rights under the Plan at any time by giving written notice to the Company in a form acceptable to the Administrator. All of the Participant’s payroll deductions credited to his or her account during the Offering Period shall be paid to such Participant as soon as reasonably practicable after receipt of notice of withdrawal and such Participant’s rights for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a Participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the next Offering Period unless the Participant delivers to the Company a new participation agreement.

8.2  Future Participation.  A Participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or a

Designated Subsidiary or in subsequent Offering Periods which commence after the termination of the Offering Period from which the Participant withdraws.

8.3  Cessation of Eligibility.  Upon a Participant’s ceasing to be an Eligible Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan pursuant to this Article VIII and the payroll deductions credited to such Participant’s account during the Offering Period shall be paid to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 12.5, as soon as reasonably practicable and such Participant’s rights for the Offering Period shall be automatically terminated.

ARTICLE IX

ADJUSTMENTS UPON CHANGES IN STOCK

9.1  Changes in Capitalization.  In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, distribution of Company assets to stockholders (other than normal cash dividends), or any other corporate event affecting the Stock or the share price of the Stock, the Administrator shall make such proportionate adjustments, if any, as the Administrator deems appropriate to reflect such change with respect to (i) the aggregate number and type of shares of Stock (or other securities or property) that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 4.1 and the limitations established in each Offering Document pursuant to Section 5.2 on the maximum number of shares of Stock that may be purchased); (ii) the class(es) and number of shares and price per share of Stock subject to outstanding rights; and (iii) the Purchase Price with respect to any outstanding rights.

9.2  Other Adjustments.  Subject to Section 9.3, in the event of any transaction or event described in Section 9.1 or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, and whenever the Administrator determines that such action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any right under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, the Administrator, in its sole discretion and on such terms and conditions as it deems appropriate, is hereby authorized to take any one or more of the following actions:

(a) To provide for either (i) termination of any outstanding right in exchange for an amount of cash, if any, equal to the amount that would have been obtained upon the exercise of such right had such right been currently exercisable or (ii) the replacement of such outstanding right with other rights or property selected by the Administrator in its sole discretion;

(b) To provide that the outstanding rights under the Plan be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar rights covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(c) To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding rights under the Plan and/or in the terms and conditions of outstanding rights and rights which may be granted in the future;

(d) To provide that Participants’ accumulated payroll deductions may be used to purchase Stock prior to the next occurring Purchase Date on such date as the Administrator determines in its sole discretion and the Participants’ rights under the ongoing Offering Period(s) terminated; and

(e) To provide that all outstanding rights shall terminate without being exercised.

9.3  No Other Rights.  Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

ARTICLE X

AMENDMENT, MODIFICATION AND TERMINATION

10.1  Amendment, Modification and Termination.  The Administrator may amend, suspend or terminate the Plan at any time and from time to time; provided, however, that approval by a vote of the holders of the outstanding shares of the Company’s capital stock entitled to vote shall be required to amend the Plan to: (a) change the aggregate number of shares that may be sold pursuant to rights under the Plan under Section 4.1 (other than any adjustment as provided by Article IX) or (b) change the corporations or classes of corporations whose employees may be granted rights under the Plan; or (c) change the Plan.

10.2  Rights Previously Granted.  Except as provided in Article IX or this Article X, no termination, amendment or modification may make any change in any right theretofore granted which adversely affects the rights of any Participant without the consent of such Participant, provided that an Offering Period may be terminated, amended or modified by the Administrator if the Administrator determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its stockholders.

10.3  Certain Changes to Plan.  Without stockholder consent and without regard to whether any Participant rights may be considered to have been adversely affected the Administrator shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.

ARTICLE XI

TERM OF PLAN

The Plan shall be effective on July 1, 2008 (the “Effective Date”). The Plan shall be in effect until the tenth anniversary of the Effective Date, unless sooner terminated under Article 10. No rights may be granted under the Plan during any period of suspension of the Plan or after termination of the Plan.

ARTICLE XII

MISCELLANEOUS

12.1  Plan Expenses.  The Company shall pay all brokerage fees for the purchase, but not the sale, of Stock and all other costs and expenses of administering the Plan. Any fees for the issuance and delivery of certificates to a Participant (or beneficiary) shall be paid by the Participant (or beneficiary). Participants shall be responsible for, and shall pay, any brokerage fees and other costs and expenses in connection with the sale of such Participant’s Stock.

12.2  Restriction upon Assignment.  A right granted under the Plan shall not be transferable other than by will or the laws of descent and distribution, and is exercisable during the Participant’s lifetime only by the Participant. Except as provided in Section 12.5 hereof, a right under the Plan may not be exercised to any extent except by the Participant. The Company shall not recognize and shall be under no duty to recognize any assignment or alienation of the Participant’s interest in the Plan, the Participant’s rights under the Plan or any rights thereunder.

12.3  Rights as a Stockholder.  With respect to shares of Stock subject to a right granted under the Plan, a Participant shall not be deemed to be a stockholder of the Company, and the Participant shall not have any of the rights or privileges of a stockholder, until such shares have been issued to the Participant or his or her nominee following exercise of the Participant’s rights under the Plan. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash securities, or other property) or distribution or other rights for which the record date occurs prior to the date of such issuance, except as otherwise expressly provided herein.

12.4  Interest.  No interest shall accrue on the payroll deductions or lump sum contributions of a Participant under the Plan.

12.5  Designation of Beneficiary.

(a) A Participant may, in the manner determined by the Administrator, file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to a Purchase Date on which the Participant’s rights are exercised but prior to delivery to such Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to exercise of the Participant’s rights under the Plan. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary shall not be effective without the prior written consent of the Participant’s spouse.

(b) Such designation of beneficiary may be changed by the Participant at any time by written notice to the Company. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

12.6  Notices.  All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

12.7  Use of Funds.  All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

12.8  Reports.  Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

12.9  No Employment Rights.  Nothing in the Plan shall be construed to give any person (including any Eligible Employee or Participant) the right to remain in the employ of the Company or any Parent or Subsidiary or to affect the right of the Company or any Parent or Subsidiary to terminate the employment of any person (including any Eligible Employee or Participant) at any time, with or without cause.

12.10  Rule 16b-3 Compliance.  It is intended that any purchases by an Employee subject to Section 16 of the Securities and Exchange Act of 1934 meet all of the requirements of Rule 16b-3. If any action or procedure under the Plan would otherwise not comply with Rule 16b-3, such action or procedure shall be deemed modified from inception, to the extent the Administrator deems practicable, to conform to Rule 16b-3.

12.11  Governing Law.  The validity and enforceability of this Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to otherwise governing principles of conflicts of law.

[End of Document]

GEOEYE, INC.
Proxy Solicited on Behalf of the Board of Directors of GeoEye, Inc.
for the Annual Meeting of Stockholders on June 5, 2008
     The undersigned hereby appoints Lt. Gen. (Ret.) James A. Abrahamson, Chairman of the Board of Directors and William L. Warren, Senior Vice President and General Counsel, jointly and severally, proxies, with full power of substitution and with discretionary authority, to represent and to vote, in accordance with the instructions set forth below, all shares of Common Stock which the undersigned is entitled to vote at the 2008 Annual Meeting of Stockholders of GeoEye, Inc. (the “Company”), to be held on June 5, 2008, at the Sheraton Reston Hotel, 11810 Sunrise Valley Drive, Reston, Virginia 20191, at 9:00 a.m. (the “Annual Meeting”) or at any adjournment thereof, hereby revoking any proxy heretofore given.
     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IN THE ABSENCE OF SPECIFIC DIRECTIONS TO THE CONTRARY, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE DIRECTORS NAMED BELOW, FOR THE ADOPTION OF THE GEOEYE, INC. 2008 EMPLOYEE STOCK PURCHASE PLAN, FOR THE APPROVAL OF BDO SEIDMAN, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2008, AND IN THE DISCRETION OF THE PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR VOTE IS IMPORTANT. You are urged to complete, sign, date and promptly return the accompanying proxy in the enclosed envelope, which is postage prepaid if mailed in the United States.	GEOEYE, INC. P.O. BOX 11406 NEW YORK, N.Y. 10203-0406

Your vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the accompanying proxy.	Mark this box with an “X” if you have changed your address or have a comment.	☐
PLEASE SIGN, DATE AND RETURN PROMPTLY

☐ DETACH PROXY CARD HERE ☐

	☒	Votes must be indicated (x) in Black or Blue ink.	Mark, Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.
The Board of Directors recommends that stockholders vote FOR the election of the following directors of the Company whose term will expire in 2008.

1.	Election of Directors

FOR ALL NOMINEES	☐	WITHHOLD AUTHORITY	☐	EXCEPTIONS	☐

Nominees	01	James A. Abrahamson	06	Roberta E. Lenczowski
	02	Joseph M. Ahearn	07	Matthew M. O’Connell
	03	Martin C. Faga	08	James M. Simon, Jr.
	04	Michael F. Horn, Sr.	09	William W. Sprague
	05	Lawrence A. Hough

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.)

*Exceptions

The Board of Directors recommends a vote FOR the following proposals.

		FOR	AGAINST	ABSTAIN
2.	PROPOSAL TO ADOPT THE GEOEYE, INC. 2008 EMPLOYEE STOCK PURCHASE PLAN	☐	☐	☐

3.	PROPOSAL TO RATIFY THE APPOINTMENT OF BDO SEIDMAN LLP as the independent registered public accounting firm for the Company for 2008	☐	☐	☐

4.	With discretionary authority as to such other matters as may properly come before the meeting.

NOTE: (If signing as Attorney, Administrator, Executor, Guardian, Trustee or Corporate Officer, please add your title as such.)

Date	Share Owner sign here	Co-Owner sign here